As filed with the U.S. Securities and Exchange Commission on December 19, 2016

Securities Act of 1933 File No. 33-19229

Investment Company Act of 1940 File No. 811-05430

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 152	☒

And/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 150	☒

(Check appropriate box or boxes)

SSGA FUNDS

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 664-7037

Copies to:

Joshua A. Weinberg Vice President and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111-2900	Timothy W. Diggins, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600
Name and Address of Agent for Service:

Approximate Date of the Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☒	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ( ) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
December 19, 2016
SSGA Funds
SSGA Fixed Income Fund
SSGA High Yield Bond Fund: Class N (SSHYX)
SSGA Domestic Equity Funds
SSGA Dynamic Small Cap Fund: Class N (SVSCX)
SSGA Enhanced Small Cap Fund: Class N (SESPX)
SSGA S&P 500 Index Fund: Class N (SVSPX)
SSGA International Equity Funds
State Street Disciplined Emerging Markets Equity Fund: Class N (SSEMX)
SSGA International Stock Selection Fund: Class N (SSAIX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary
Ticker Symbol: SSHYX

Investment Objective
SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”).
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses[1]	0.52%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.08%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.32)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.76%
[1]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[2]	“Total Annual Fund Operating Expenses” (which includes “Acquired Fund Fees and Expenses”) may be higher than the “Ratio of Expenses to Average Net Assets, Net” in the Financial Highlights section of the Fund's Prospectus because “Ratio of Expenses to Average Net Assets, Net” does not include any applicable acquired fund fees and expenses.
[3]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$78	$310	$560	$1,278
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
1

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary
Ticker Symbol: SSHYX

Principal Investment Strategies
The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds.” “Bonds” include debt obligations and income producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund's portfolio typically consists of a core portfolio principally drawn from securities in the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund's benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser's securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. The duration of the Fund is monitored against the benchmark. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.
The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The Fund's investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives, including credit default swaps on indices for hedging purposes; mortgage-related and other asset-backed securities; and repurchase agreements. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Adviser, in order to manage its cash. The Fund also may engage in active trading.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Below Investment Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default and of insolvency or bankruptcy of the issuer than higher quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply.  The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the
2

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary
Ticker Symbol: SSHYX

value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary
3

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary
Ticker Symbol: SSHYX

receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Rapid Changes in Interest Rates Risk: Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
4

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary
Ticker Symbol: SSHYX

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 16.46% (Q2, 2009)
Lowest Quarterly Return: -17.13% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 10.31%
Average Annual Total Returns (for periods ended 12/31/15)
SSGA High Yield Bond Fund	1-Year	5-Years	10-Years	Inception Date
Class N				5/4/1998
Return Before Taxes	-2.83%	4.70%	6.42%
Return After Taxes on Distributions	-5.19%	1.80%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares	-1.55%	2.53%	3.79%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	-4.43%	5.03%	6.78%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Charles Moon and Christopher Ingle serve as portfolio managers of the Fund. They have served on the Fund since 2012 and 2014, respectively.
Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
5

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary
Ticker Symbol: SSHYX

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
6

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary
Ticker Symbol: SVSCX

Investment Objective
SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”).
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses[1]	1.26%
Total Annual Fund Operating Expenses	2.26%
Less Fee Waivers and/or Expense Reimbursements[2]	(1.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.10%
[1]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[2]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.85% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$112	$593	$1,100	$2,495
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index.
The Fund generally considers “small cap” companies to be companies with capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion.
7

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary
Ticker Symbol: SVSCX

The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash
8

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary
Ticker Symbol: SVSCX

to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
9

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary
Ticker Symbol: SVSCX

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 18.52% (Q3, 2009)
Lowest Quarterly Return: -26.07% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 8.60%
Average Annual Total Returns (for periods ended 12/31/15)
SSGA Dynamic Small Cap Fund	1-Year	5-Years	10-Years	Inception Date
Class N				7/1/1992
Return Before Taxes	0.37%	13.42%	4.59%
Return After Taxes on Distributions	0.21%	13.26%	4.22%
Return After Taxes on Distributions and Sale of Fund Shares	0.34%	10.76%	3.63%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Anna Mitelman Lester, CFA and John O'Connell serve as portfolio managers of the Fund. They have served on the Fund since 2010 and 2015, respectively.
Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
10

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary
Ticker Symbol: SVSCX

Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
11

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary
Ticker Symbol: SESPX

Investment Objective
SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”).
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses[1]	0.98%
Total Annual Fund Operating Expenses	1.68%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.93)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.75%
[1]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[2]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$77	$439	$825	$1,909
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index, the Fund's benchmark. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
12

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary
Ticker Symbol: SESPX

The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund's benchmark, while controlling risk exposure of the Fund relative to the Fund's benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund's benchmark and intended to reflect the risk characteristics of the Fund's benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund's benchmark.
This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
13

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary
Ticker Symbol: SESPX

Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
14

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary
Ticker Symbol: SESPX

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 19.10% (Q2, 2009)
Lowest Quarterly Return: -26.68% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 9.19%
Average Annual Total Returns (for periods ended 12/31/15)
SSGA Enhanced Small Cap Fund	1-Year	5-Years	10-Years	Inception Date
Class N				3/22/2005
Return Before Taxes	-3.84%	11.07%	6.28%
Return After Taxes on Distributions	-6.37%	9.45%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	-0.19%	8.75%	4.97%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
John O'Connell and Simon Roe, CFA serve as portfolio managers of the Fund. They have served on the Fund since 2005 and 2010, respectively.
Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
15

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary
Ticker Symbol: SESPX

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
16

SSGA Funds
SSGA
S&P 500 Index Fund
Fund Summary
Ticker Symbol: SVSPX

Investment Objective
SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor's® 500 Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the State Street Equity 500 Index Portfolio (the “Portfolio”), the Fund bears, and the table reflects its ratable share of, the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The example below also reflects the expenses of both the Fund and the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.045%
Distribution and Shareholder Service (12b-1) Fees[2]	0.061%
Other Expenses[3]	0.096%
Total Annual Fund Operating Expenses[4]	0.202%
Less Fee Waivers and/or Expense Reimbursements[5]	(0.045)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.157%
[1]	Amounts reflect the total expenses of the Portfolio and the Fund.
[2]	The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund's Board ofTrustees has determined that payments will not exceed 0.062% of average daily net assets.
[3]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[4]	The expense information in the table has been restated to reflect current fees.
[5]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$16	$58	$105	$242
17

SSGA Funds
SSGA
S&P 500 Index Fund
Fund Summary
Ticker Symbol: SVSPX

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Portfolio, the Fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a passive management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. As of October 31, 2016, a significant portion of the Index comprised companies in the technology sector, although this may change from time to time.
The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.
Under normal market conditions, the Fund will not invest less than 80% of its total assets in stocks in the Index. The Fund attempts to replicate the investment performance of the S&P 500 and generally intends to invest, via the Portfolio, in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, it may not be possible or practicable to purchase all stocks of the S&P 500 in those weightings. When it is not possible or practicable to purchase all stocks of the S&P 500 in those weightings, the Fund may purchase a sample of the stocks listed in the S&P 500 in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive sixty (60) days' notice prior to a change in the 80% investment policy.
In addition to common stocks in the S&P 500, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund.
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies, strategies and risks that are substantially identical to those of, the Fund. This is commonly referred to as a “master/feeder” structure, with the Fund serving as the “feeder” fund and the Portfolio serving as the “master” fund.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Portfolio will be subject to credit risk with respect to the counterparties with which the Portfolio enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Portfolio may be unable to terminate or realize any gain on the investment or transaction,
18

SSGA Funds
SSGA
S&P 500 Index Fund
Fund Summary
Ticker Symbol: SVSPX

or to recover collateral posted to the counterparty, resulting in a loss to the Portfolio. If the Portfolio holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Portfolio may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Portfolio anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Index Tracking Risk: While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Shareholder Risk: To the extent a large proportion of the interests of the Portfolio are held by a small number of investors (or a single investor), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that these investors will purchase or redeem Portfolio interests in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Portfolio to conduct its investment program.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Portfolio to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Portfolio's holdings may limit the ability of the Portfolio to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Market Risk: The Portfolio's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Master/Feeder Structure Risk: The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Adviser serves as investment adviser to the master fund, leading to potential conflicts of interest. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund's investment program adversely and limit the ability of the master fund to achieve its objective.
19

SSGA Funds
SSGA
S&P 500 Index Fund
Fund Summary
Ticker Symbol: SVSPX

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund.
Risk of Investment in Other Pools: If the Portfolio invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Portfolio; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Portfolio is typically subject. The Portfolio bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Portfolio may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Portfolio does so.
Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Portfolio may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of the Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 15.84% (Q2, 2009)
Lowest Quarterly Return: -21.89% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 7.69%

20

SSGA Funds
SSGA
S&P 500 Index Fund
Fund Summary
Ticker Symbol: SVSPX

Average Annual Total Returns (for periods ended 12/31/15)
SSGA S&P 500 Index Fund	1-Year	5-Years	10-Years	Inception Date
Class N				12/30/1992
Return Before Taxes	1.28%	12.42%	7.17%
Return After Taxes on Distributions	0.29%	11.67%	6.65%
Return After Taxes on Distributions and Sale of Fund Shares	1.47%	9.89%	5.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Karl Schneider, Amy Scofield and Michael Feehily serve as portfolio managers of the Fund and Portfolio. They have served on the Fund and Portfolio since 2004, 2012 and 2016, respectively.
Purchase and Sale of Fund Shares
Purchase Minimums
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
21

SSGA Funds
SSGA
S&P 500 Index Fund
Fund Summary
Ticker Symbol: SVSPX

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
22

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Investment Objective
State Street Disciplined Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”).
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses[1]	0.52%
Total Annual Fund Operating Expenses	1.52%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%
[1]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[2]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$127	$452	$799	$1,779
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's
23

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process may incorporate an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. The Adviser will make changes over time in the Fund's portfolio to reflect changes in the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to
24

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Hedging Risk: If the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund's hedging transactions will be effective.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses
25

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Leveraging Risk: Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital. To the extent the Fund uses leverage, the Fund's losses (and gains) may be greater than if the Fund had not used leverage.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction
26

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Structured Notes Risk: Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Volatility Risk: Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
27

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of the Index. Historical performance does not reflect changes to the Fund's principal investment strategy made on or about December 18, 2015. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 31.26% (Q2, 2009)
Lowest Quarterly Return: -29.94% (Q3, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 6.54%
Average Annual Total Returns (for periods ended 12/31/15)
State Street Disciplined Emerging Markets Equity Fund	1-Year	5-Years	10-Years	Inception Date
Class N				3/1/1994
Return Before Taxes	-14.27%	-5.98%	2.08%
Return After Taxes on Distributions	-18.78%	-8.88%	0.04%
Return After Taxes on Distributions and Sale of Fund Shares	-4.39%	-3.74%	2.34%
MSCI ® Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-4.81%	3.61%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Chris Laine and Chee Ooi serve as portfolio managers of the Fund. They have served on the Fund since 2007 and 2016, respectively.
Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
28

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
29

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Investment Objective
SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”).
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.27%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%
[1]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$102	$374	$667	$1,500
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest in small capitalization companies.
30

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI EAFE Investable Market Index Universe, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwill-
31

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

ing to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid
32

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 20.47% (Q2, 2009)
Lowest Quarterly Return: -22.85% (Q3, 2011)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 0.29%

Average Annual Total Returns (for periods ended 12/31/15)
SSGA International Stock Selection Fund	1-Year	5-Years	10-Years	Inception Date
Class N				3/7/1995
Return Before Taxes	0.82%	3.46%	2.52%
Return After Taxes on Distributions	0.35%	2.91%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares	1.08%	2.80%	2.19%
MSCI ® EAFE® Index (Net Dividend) (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	3.03%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
33

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Adel Daghmouri and Stuart Hall serve as portfolio managers of the Fund. They have served on the Fund since 2013 and 2010, respectively.
Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have
34

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
35

Fund Objectives, Strategies and Risks
SSGA High Yield Bond Fund
Investment Objective
SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds.”  The Fund considers a bond to be “high yield” if the middle rating of Fitch, Moody's, and Standard & Poor's (each, an “NRSRO”) is below investment grade. If fewer than three of these NRSROs have rated the bond, the Fund will consider the bond to be “high yield” if it is rated below investment grade by at least one of these NRSROs, or if unrated, determined to be of comparable quality. “Bonds” include debt obligations and income producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund's portfolio typically consists of a core portfolio principally drawn from securities in the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund's benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser's securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. The duration of the Fund is monitored against the benchmark. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.
The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The Fund's investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives, including credit default swaps on indices for hedging purposes; mortgage-related and other asset-backed securities; and repurchase agreements. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Adviser, in order to manage its cash. The Fund also may engage in active trading.
SSGA Dynamic Small Cap Fund
Investment Objective
SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index.
The Fund generally considers “small cap” companies to be companies with capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to
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be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks.  The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
SSGA Enhanced Small Cap Fund
Investment Objective
SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index, the Fund's benchmark. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund's benchmark, while controlling risk exposure of the Fund relative to the Fund's benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund's benchmark and intended to reflect the risk characteristics of the Fund's benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund's benchmark.
This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
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The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
SSGA S&P 500 Index Fund
Investment Objective
SSGA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor's® 500 Index.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund uses a passive management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. As of October 31, 2016, a significant portion of the Index comprised companies in the technology sector, although this may change from time to time.
The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.
Under normal market conditions, the Fund will not invest less than 80% of its total assets in stocks in the Index. The Fund attempts to replicate the investment performance of the S&P 500 and generally intends to invest, via the Portfolio, in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, it may not be possible or practicable to purchase all stocks of the S&P 500 in those weightings. When it is not possible or practicable to purchase all stocks of the S&P 500 in those weightings, the Fund may purchase a sample of the stocks listed in the S&P 500 in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive sixty (60) days' notice prior to a change in the 80% investment policy.
In addition to common stocks in the S&P 500, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund.
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies, strategies and risks that are substantially identical to those of, the Fund. This is commonly referred to as a “master/feeder” structure, with the Fund serving as the “feeder” fund and the Portfolio serving as the “master” fund.
Other Investment Considerations and Risks
Comparison Index. The S&P 500 is a capitalization-weighted index comprised of the stocks of 500 industry-leading companies and is widely regarded to be representative of the stock market in general. The S&P 500 is unmanaged and does not reflect the actual cost of investing in the instruments that compose the Index. Additionally, the returns of the S&P 500 do not reflect the effect of fees, expenses and taxes.
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The S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their float adjusted market capitalizations (i.e., the number of float shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 are those of large publicly held companies which generally have large market values within their respective industries. The composition of the S&P 500 is determined by S&P Dow Jones Indices and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor's,”“S&P” and “S&P 500” are registered trademarks of Standard & Poor's Financial Services, LLC (“S&P”) and have been licensed for use by the SSGA S&P 500 Index Fund. The SSGA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the SSGA S&P 500 Index Fund. It is not possible to invest directly in the S&P 500.
Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those the Fund may invest in.
These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index. Because the secondary market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have sold it, or it may only be able to sell at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.
Other Derivative Transactions. A Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.”  In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, a Fund's ability to realize any investment return on such transactions may depend on the counterparty's ability or willingness to meet its obligations.
State Street Disciplined Emerging Markets Equity Fund
Investment Objective
State Street Disciplined Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process may incorporate an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
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The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. The Adviser will make changes over time in the Fund's portfolio to reflect changes in the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks.  The Fund may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
SSGA International Stock Selection Fund
Investment Objective
SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest in small capitalization companies.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities
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in the MSCI EAFE Investable Market Index Universe, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks.  The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Additional Information About Principal Risks
Risk information is applicable to all Funds unless otherwise noted.
Below Investment Grade Securities Risk (principal risk for SSGA High Yield Bond Fund). Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities can involve substantially greater risk of insolvency or bankruptcy of the issuer than higher-quality debt securities. In the event the issuer of a debt security held by the Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and a Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating a Fund's net asset value. These securities may have significant volatility.
Call/Prepayment Risk (principal risk for SSGA High Yield Bond Fund). Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Convertible Securities Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA S&P 500 Index Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
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Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of a Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.
Credit Risk (principal risk for SSGA High Yield Bond Fund). Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Hedging Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). If a derivative is used as a hedge against a position that a Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while a Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect Fund returns even when the hedge works as intended. The effectiveness of a Fund's currency hedging strategy will also generally be affected by the volatility of both the securities that the Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of a Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of a Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of a Fund's currency hedging strategy. There can be no assurance that a Fund's hedging transactions will be effective. A Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. A Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Currency Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.
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Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Debt Securities Risk (principal risk for SSGA High Yield Bond Fund). The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
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Emerging Markets Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”  Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Extension Risk (principal risk for SSGA High Yield Bond Fund). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Sector Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Forward Currency Contracts Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
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Futures Contract Risk; Other Exchange-Traded Derivatives Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. In using futures contracts and other exchange-traded derivatives, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that, as a result of such limits, the Fund's adviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the adviser or by the adviser or its affiliates themselves.
Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Geographic Focus Risk (principal risk for SSGA International Stock Selection Fund and State Street Disciplined Emerging Markets Equity Fund). The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Income Risk (principal risk for SSGA High Yield Bond Fund). A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
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Index Tracking Risk (principal risk for SSGA S&P 500 Index Fund). While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on securities not included in the Index) to replicate the performance of the Index may not correlate precisely with the return of the Index. Each Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Interest Rate Risk (principal risk for SSGA High Yield Bond Fund). Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments.
IPO Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Each Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when a Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.
Large-Capitalization Securities Risk (principal risk for SSGA S&P 500 Index Fund and State Street Disciplined Emerging Markets Equity Fund). Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Large Shareholder Risk (principal risk for SSGA S&P 500 Index Fund). To the extent a large proportion of the interests of the Portfolio are highly concentrated or held by a small number of investors (or a single investor), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that these investors will purchase or redeem Portfolio interests in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Portfolio to conduct its investment program. For example, they could require the Portfolio to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to investors, or the Portfolio may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Portfolio's remaining assets may be less liquid, more volatile, and more difficult to price. The Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
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Leveraging Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
Management Risk (principal risk for SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institu-
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tions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncertain. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators to implement, or to curtail or taper, such activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Master-Feeder Structure Risk (principal risk for SSGA S&P 500 Index Fund). The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of a Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The ability of a Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The ability of a Fund to meet redemption requests will depend on its ability to redeem its interest in the master fund. The Adviser or an affiliate serves as investment adviser to the master fund, leading to potential conflicts of interest. For example, the Adviser or its affiliates receive fees based on the amount of assets invested in the master fund. Investment by a Fund in the master fund may be beneficial in the management of the master fund, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund's assets in a master fund sponsored or managed by the Adviser or its affiliates in lieu of investments by a Fund directly in portfolio securities, or may have an incentive to invest in such master fund over a master fund sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a master fund sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a master fund sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so. A Fund will bear its pro rata portion of the expenses incurred by the master fund.
Mid-Capitalization Securities Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Modeling Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund
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will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Mortgage-Related and Other Asset-Backed Securities Risk (principal risk for SSGA High Yield Bond Fund). Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.
Non-U.S. Securities Risk (principal risk for SSGA High Yield Bond Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition,
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there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments in that country to experience gains or losses.
(SSGA High Yield Bond Fund only). Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Participation Certificates (principal risk for State Street Disciplined Emerging Markets Equity Fund). A participation certificate typically provides its owner an interest in a pool of assets held by the issuer of the certificate. Participation certificates are typically used by the Fund to provide exposure to a non-U.S. market in an efficient manner or to markets that may restrict foreign ownership. An investment in a participation certificate will subject the Fund to the risks associated with the assets underlying the certificate. In addition, participation certificates present counterparty risk, since the certificates generally represent unsecured obligations of their issuers, and their values depend on the willingness and ability of their issuers to meet their obligations. The holder of a participation certificate will typically be entitled to receive from the issuing bank or broker-dealer any dividends paid with respect to the underlying security, but will not be entitled to instruct the issuer as to the voting of the underlying securities.
Passive Strategy/Index Risk (principal risk for SSGA S&P 500 Index Fund). The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to replicate Index returns regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund.
Portfolio Turnover Risk (principal risk for SSGA Dynamic Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.
Preferred Securities Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value
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of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Rapid Changes in Interest Rates (principal risk for SSGA High Yield Bond Fund). The values of most instruments held by a Fund are adversely affected by changes in interest rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause a Fund to sell portfolio securities at a loss to satisfy those requests.
Reinvestment Risk (principal risk for SSGA High Yield Bond Fund). Income from a Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Restricted Securities Risk (principal risk for SSGA High Yield Bond Fund). A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Rights or Warrants Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or rights or other factors. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant or right. A Fund's failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund's interest in the issuing company.
Risk of Investment in Other Pools. If a Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by a Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so.
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Settlement Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Small-Capitalization Securities Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Structured Notes Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
The interest rate or the principal amount payable upon maturity or redemption of a structured note may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure. Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Technology Sector Risk (principal risk for SSGA S&P 500 Index Fund). Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any
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such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Valuation Risk (principal risk for SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if a Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk (principal risk for SSGA High Yield Bond Fund). Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. The Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the net asset value of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
Volatility Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
Zero-Coupon Bond Risk (principal risk for SSGA High Yield Bond Fund). Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services
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for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Licensing Risk (SSGA S&P 500 Index Fund). It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use the Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate a Fund.
Portfolio Turnover Risk (risk for SSGA High Yield Bond Fund, SSGA Enhanced Small Cap Fund, and SSGA S&P 500 Index Fund). Each Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains.
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Securities Lending Risk. Each Fund, except for the SSGA S&P 500 Index Fund, may lend portfolio securities with a value of up to 25% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. Any such loans must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. Each Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Fund Management
Each Fund is a separate, diversified series of the SSGA Funds (the “Trust”), which is an open-end management investment company organized as a business trust under the laws ofThe Commonwealth of Massachusetts.
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser is a wholly-owned subsidiary of State Street Corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2016, the Adviser managed approximately $403.27 billion in assets and SSGA managed approximately $2.45 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
The total management fee paid by each Fund, as a percentage of its average net assets, for the previous fiscal year ended August 31, 2016 appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.
A discussion regarding the Board's consideration of the Funds' Investment Advisory Agreement is provided in the Trust's Annual Report to Shareholders for the period ended August 31, 2016.
For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets. The management fee is shown in the table below for each Fund. For the year ended August 31, 2016, the aggregate management fee paid as a percentage of average net assets, after certain fee waivers and/or expense reimbursements, is shown below for each Fund.
	Annual Management Fees (% of Average Daily Net Assets)
SSGA Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements[1]
SSGA High Yield Bond Fund	0.30%	0.00%
SSGA Dynamic Small Cap Fund	0.75%	0.00%
SSGA Enhanced Small Cap Fund	0.45%	0.00%
State Street Disciplined Emerging Markets Equity Fund	0.75%	0.49%
SSGA International Stock Selection Fund	0.75%	0.50%
SSGA S&P 500 Index Fund[2]	0.045%	0.045%

[1]	Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or terminated by the Adviser at any time without notice.
[2]	The SSGA S&P 500 Index Fund pays no fee directly to the Adviser for so long as assets of the Fund are invested in the Portfolio. The Portfolio makes payments to the Adviser for the Adviser's advisory services and for State Street Bank and Trust Company's custody, transfer agency and sub-administration services in the amount of 0.045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Portfolio, the S&P 500 Index Fund bears its ratable share of the Portfolio's expenses, and at the same time continues to pay its own fees and expenses. The Adviser is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Fund's Board ofTrustees.
Portfolio Management
Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage.
Key professionals involved in the day-to-day portfolio management of the SSGA High Yield Bond Fund include the following:
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Charles Moon is Global Head of High Yield and a member of the Fixed Income, Cash and Currency (FICC) management team. In this capacity he is responsible for the management and business for all Active High Yield strategies at the firm. He has over 20 years of industry experience. He began his career in the industry as a credit analyst and credit portfolio manager for Miller Andersen & Sherred (Morgan Stanley Investment Management). He has held leadership positions including Head of Credit at OppenheimerFunds and Hartford Investment Management (The Hartford) as well as CIO at Morley Financial. In these capacities he has led teams managing credit assets across ratings spectrum and directed asset allocation strategies across multisector fixed income mandates.
Christopher Ingle, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the U.S. High Yield team. He is responsible for management of assets in the U.S. High Yield market. Mr. Ingle has almost 20 years of investing experience working across various asset classes, including equities, investment grade and high yield bonds. He began his investment career in 1995 as a credit analyst with Fidelity Investments and previously held this role with INVESCO Funds, Morley and Loomis Sayles. Prior to joining SSGA, Mr. Ingle spent four years as a Portfolio Manager with Wells Fargo Bank. He has a BBA in Finance from Texas Christian University and an MBA from the University ofTexas. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
Key professionals involved in the day-to-day portfolio management of the SSGA Dynamic Small Cap Fund include the following:
Anna Mitelman Lester, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager for the Active Quantitative Equities Group. She is responsible for portfolio management and research for the US investment strategies. Prior to joining SSGA, Ms. Lester was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Ms. Lester holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.
John O'Connell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equities Group. Prior to this, he was a Portfolio Manager in the Global Enhanced Equity team which he joined after working as an Investment Associate in the Global Structured Products Group. Mr. O'Connell received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.
Key professionals involved in the day-to-day portfolio management of the SSGA Enhanced Small Cap Fund include the following:
Simon Roe, CFA, is a Managing Director of SSGA and the Adviser and Head of Quantitative Equity Core Portfolio Management in the Active Quantitative Equities Group. His responsibilities include overseeing portfolio management in traditional cap-weighted core quantitative funds across the risk spectrum and contributing to research and product development for Active Quantitative Equity products. Previously, Mr. Roe worked at Merrill Lynch Investment Managers in the Quantitative Advisers team where he managed option based protected funds and quantitative asset allocation funds. Before this, Mr. Roe was a Senior Consultant for Barra International. He has been working in the investment management industry since 1993. Mr. Roe holds a BSc in Banking and International Finance from the City University Business School, London. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
John O'Connell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equities Group. Prior to this, he was a Portfolio Manager in the Global Enhanced Equity team which he joined after working as an Investment Associate in the Global Structured Products Group. Mr. O'Connell received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.
Key professionals involved in the day-to-day portfolio management of the SSGA S&P 500 Index Fund include the following:
Amy Scofield is a Principal of SSGA and the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. She is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a Private Wealth Management firm. In her role there, she specialized in asset allocation and performance analysis for high net worth clients. Prior to Atlantic Trust Company, Ms. Scofield was a Compliance Officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. She also worked as an Operations Associate in the International Structured Products Group. Ms. Scofield graduated from Boston College with a Bachelor of Arts in Economics.
Michael Feehily, CFA, is a Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team, is the Chairperson for the firm's Trade Management Oversight Committee, and is a voting member on the North America Product Committee. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of our institutional clients. Prior to this Mr. Feehily had been Head of the US Passive Equity Team within SSGA, which he originally joined in 1997. He began his career at State Street within the Global
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Services division in 1992. Mr. Feehily received a Bachelor of Science Degree from Babson College in Finance, Investments, and Economics. He received an MBA in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and the Boston Security Analysts Society. He is also a former member of the Russell Index Client Advisory Board.
Karl Schneider, CAIA, is a Vice President of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas. He also serves as a senior portfolio manager for a number of the group's passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for US equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones US Equities Index Advisory Panel. Prior to joining the GEBS team, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a BS in Finance and Investments from Babson College and also an MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.
Key professionals involved in the day-to-day portfolio management of the State Street Disciplined Emerging Markets Equity Fund include the following:
Chris Laine is a Senior Portfolio Manager of SSGA and the Adviser on the Active Emerging Markets team. He is also a member of the Active EM investment committee, which is responsible for establishing all the portfolio positions for each of the active emerging market strategies. Currently, he has day to day responsibility for Emerging Europe, the Middle East, and Africa, and is the lead portfolio manager for the Emerging Market Select Strategy. Mr. Laine joined SSGA in 2007. Previously, he had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both Global Emerging Market Research and Quantitative Analysis. He began his career analyzing Emerging Markets in 1994, working at the Institute of International Finance in Washington, DC. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
Chee Ooi is a Vice President of SSGA and the Adviser. He is a Senior Portfolio Manager in the firm's Global Active Quantitative Equities Group and is responsible for research and portfolio management across the quantitative international active equity strategies. Currently based in Boston, Mr. Ooi joined SSGA in 2008. Prior to joining SSGA, he was a Director and Senior Quantitative Analyst in Citigroup's Global Quantitative Research group in New York and started his career in finance at Salomon Brothers as a derivatives research analyst. Mr. Ooi has 13 years of quantitative research and modeling experience on the sell-side. He has published papers in the Journal of Portfolio Management. He also pioneered the application of classification and regression tree technique in stock selection. Mr. Ooi holds a BS in Electrical Engineering and Computer Science from the Massachusetts Institute ofTechnology.
Key professionals involved in the day-to-day portfolio management of the SSGA International Stock Selection Fund include the following:
Stuart Hall, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Active Quantitative Equities Group. His responsibilities include management of the global and international small cap strategies, coordination with the European team across all group strategies as well as research within the group. He joined SSGA in 2004 as a Quantitative Research Analyst in the Advanced Research Center (ARC). While with the ARC, Mr. Hall worked with the Global Active Quantitative Equity Team in developing the Growth Capability model used in both the International Alpha Select and Global Alpha Strategies. He also played a key role in developing their Swiss Alpha Strategy based on his earlier research and implemented in the International Small Cap Strategy. His research has also extended to Transaction Cost Analysis and more recently, to a number of strategies within the Global Enhanced Equity Group. Mr. Hall graduated from the University of New Hampshire with degrees in Mathematics and Economics and from Boston College with a Master of Science in Finance. In addition, he has earned the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analysts Society.
Adel Daghmouri is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager for the Active Quantitative Equities Group. He focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this, he was a founding member of the quantitative Canadian active equity team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining the firm in 1998, Mr. Daghmouri has also worked as a Portfolio Manager in the Global Equity Beta Solutions Group focusing on a broad range of international and domestic strategies. Mr. Daghmouri holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.
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Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of each Fund. The amount of the fee paid to the Adviser for administrative services may vary by share class.Each Fund currently pays the Adviser an administrative fee at the annual rate of 0.05% with respect to each of its share classes. State Street, a subsidiary of State Street Corporation, serves as sub-administrator for the Funds for a fee that is paid by the Adviser. State Street also serves as custodian of the Funds for a separate fee that is paid by the Funds.
The Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Markets, LLC serves as the Funds' distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
Each Fund determines its net asset value “NAV” per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Each Fund values each security or other investment pursuant to guidelines adopted by the Board ofTrustees. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Funds' Board ofTrustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
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Investing in State Street Funds Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund Shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information.Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
Purchasing Shares
The State Street Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a Fund account, or to add to an existing Fund account. Investment minimums may differ for certain categories of investors.
Minimum Purchase Amounts
Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in a specific State Street Fund.
Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.
How to Initiate a Purchase Request
Class N shares of the Street Disciplined Emerging Markets Equity Fund, SSGA International Stock Selection Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund and SSGA High Yield Bond Fund (each, a “Class N Closed Fund” and collectively, the “Class N Closed Funds”) are closed to purchases (including exchanges from other SSGA Funds) by new investors. The closing does not affect the availability of other share classes of the SSGA Funds.
Existing account holders of Class N shares of the Class N Closed Funds may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:
Employee Benefit Plans (i.e., 401(k), 403(b) plans): If a Class N Closed Fund was an investment option prior to the closing date, such plan participants may invest in Class N shares of the Class N Closed Fund at any time.
•	Plan record keepers will not be allowed to direct new plans to invest in Class N shares of the Class N Closed Funds.
•	Plan participants invested in Class N shares of the Class N Closed Funds through their employer's plan who receive a distribution from such plan may open an IRA rollover account in Class N shares of the Class N Closed Funds, but no other type of account involving Class N shares of the Class N Closed Funds.
Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Distributor with respect to Class N shares may allow accounts invested in Class N shares of the Class N Closed Funds to continue to contribute to their accounts.
•	No new broker-dealers will be allowed to enter into selling and/or service agreements for Class N shares of the Class N Closed Funds with the Distributor.
•	Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in Class N shares of the Class N Closed Funds to continue to invest in Class N shares of the Class N Closed Funds (via such clearing firm); however, no new broker-dealer correspondents may invest in Class N shares of the Class N Closed Funds.
Registered Investment Advisor (“RIAs”) Accounts / Platform Arrangements: RIAs that have positions in Class N shares of the Class N Closed Funds on behalf of clients may continue to contribute to the Class N share accounts of such clients.
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•	No new RIAs will be allowed to open accounts through a platform arrangement.
Charitable Foundations / Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in Class N shares of the Class N Closed Funds may continue to contribute to such accounts.
Financial Intermediary Omnibus Account Arrangements: Financial intermediaries responsible for omnibus account arrangements may continue to open new accounts in Class N shares of the Class N Closed Funds.
Officers, directors or trustees and employees, and their immediate family members may open new accounts in Class N shares of the Class N Closed Funds.
Investing in the State Street Funds Through a Financial Intermediary
If you currently do not have an account with SSGA FM, you may establish a new account and purchase shares of the State Street Funds through a Financial Intermediary, such as a bank, broker, or investment adviser. Please consult your Financial Intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the State Street Funds, such as Automatic Investment and Withdrawals Plans, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a Financial Intermediary, such as a bank or broker, the Financial Intermediary should have the documents that you will need.
Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the State Street Funds. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Telephone. You may call the State Street Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the State Street Funds to request a purchase of shares. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Mail. You may send the State Street Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the State Street Funds to make an exchange. For the State Street Funds' addresses, see Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
How to Pay for a Purchase
By Wire. Please call the State Street Funds for instructions and policies on purchasing shares by wire. See Contacting the State Street Funds. All wires should be in U.S. dollars and immediately available funds.
By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “State Street Funds” and include the appropriate fund name and account number (e.g., “State Street Disciplined Emerging Markets Equity Fund—a/c #xxx”) in the memo section of the check.
By Exchange. You may purchase shares of a State Street Fund, provided the Funds' minimum investment is met, using the proceeds from the simultaneous redemption of shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares below.
In-Kind Purchase of State Street Fund Shares. The State Street Funds, in their sole discretion, may permit you to purchase State Street Fund Shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the State Street Funds for more information, including additional restrictions. See Contacting the State Street Funds.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.
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For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Purchase below.
If your purchase request is not in good order, it may be rejected.
For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the State Street Funds.
Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase State Street Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The State Street Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the State Street Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another State Street Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing State Street Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.
Redeeming Shares
By Telephone. You may call the State Street Funds to request a redemption of shares. See Contacting the State Street Funds.
By Mail. You may send a written request to the State Street Funds to redeem from a Fund account or to make an exchange. See Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the State Street Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.
The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.
How to Receive Redemption Proceeds
By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
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By Wire. When redeeming shares of a State Street Fund, you may instruct the State Street Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The State Street Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.
By Exchange. You may have the proceeds of a State Street Fund redemption invested directly into shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail.
By Check. You may have the proceeds of a State Street Funds redemption paid by check and sent to the address shown on the State Street Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The State Street Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.
Other Redemption Policies that You Should Know
Redemptions within 15 Days of Purchase. If you purchased State Street Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the State Street Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.
Minimum Account Size. The minimum account size for a shareholder of any SSGA Fund (except for SSGA S&P 500 Index Fund) offered in this Prospectus is $500. The minimum account size for a shareholder of the SSGA S&P 500 Index Fund who established accounts with the Fund on or after December 24, 1997 is $10,000; the minimum account size for the SSGA S&P 500 Index Fund is $500 if the account was established prior to that date. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in the Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
In-Kind Redemptions. The State Street Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the State Street Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.
Suspension of Shareholder Redemptions. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the 1940 Act.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one State Street Fund to simultaneously purchase shares of a different State Street Fund. Exchanges may be made within the same class (i.e. Class A shares for Class A shares; Class I shares for Class I shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares above.
Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging shares of a State Street Fund for shares of another fund is a taxable event and may result in capital gain or loss. See Tax Considerations below.
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If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the State Street Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
Share Class Conversions
You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided that you are eligible to buy that share class and that certain conditions are met. This conversion feature is intended for shares held through a Financial Intermediary offering a fee-based or wrap fee program that has an agreement with the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Class N shares of a State Street Fund may be converted to Class I shares of the same State Street Fund. Not all share classes are available through all Financial Intermediaries. If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares at the time of conversion. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information. Please contact your Financial Intermediary regarding the tax consequences of any conversion and for additional information.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the State Street Funds. The State Street Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
The Board ofTrustees of the State Street Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.
As a means to protect each State Street Fund and its shareholders from Excessive Trading:
•	The State Street Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•	The State Street Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the State Street Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and
•	With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The State Street Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds' transfer agent.
While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
A State Street Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
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Service Options
Dividend and Capital Gain Distribution Option
You may set up your State Street Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different State Street Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distribution elections will be reinvested at the then-current net asset value of the Fund.
Please refer to Dividends and Distributions below for additional information.
Automatic Withdrawal Plan
If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the bank account you designate two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.
Telephone Redemptions and Exchanges
You may set up your State Street Fund account so that if you request over the telephone to redeem State Street Fund Shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the State Street Funds to act on your telephonic instructions to exchange State Street Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one State Street Fund to another State Street Fund of the same share class.
Automatic Investment Plan
Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Each State Street Fund reserves the right to cancel your automatic investment plan if any correspondence sent by the Fund is returned by the postal or other delivery service as “undeliverable.”
Additional Shareholder Information
Account Transfers
To effect a change in account registration (for example, to add a new joint owner), a shareholder of a State Street Fund may request to open a new account in the same State Street Fund (referred to as a “transfer”). To effect a transfer, the State Street Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the State Street Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.
Responsibility for Fraud
The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, without notice, to:
1.	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
2.	Accept initial purchases by telephone;
3.	Freeze any account and/or suspend account services if the State Street Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;
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4.	Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;
5.	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and
6.	Redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.
Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Fund.
Dividends and Distributions
Each Fund intends to declare and pay dividends as noted in the following table:
SSGA Fund	Dividends Declared	Dividends Paid
SSGA High Yield Bond Fund	Monthly	Monthly
All other SSGA Funds	Annually	Annually
Excess dividends and capital gains, if any, generally are distributed in December.
When an SSGA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.
Distribution Options. You can choose from four different distribution options as indicated on the application:
•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distribution elections will be reinvested at the then-current net asset value of the Fund.
Dividend Policy Upon Purchase. Purchases made by check, Federal Wire or exchange from an existing SSGA Fund will earn dividends and/or capital gains if they are invested in the Fund prior to the record date of the distribution.
Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day's dividend.
Delivery of Documents to Accounts Sharing an Address
To reduce expenses, we may mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 997-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.
Tax Considerations
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
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Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
The S&P 500 Index Fund invests substantially all of its investable assets in the Portfolio, which is expected to be treated as a partnership for U.S. federal income tax purposes. As a result, the nature and character of the S&P 500 Index Fund's income, gains, losses and deductions generally will be determined at the Portfolio level and the S&P 500 Index Fund will be allocated its share of Portfolio income, gains, losses and deductions. Insofar as applicable, references in this section to income, gains and losses of the S&P 500 Index Fund generally will be to income, gains and losses recognized and deductions accruing at the Portfolio level and allocated to or otherwise taken into account by the S&P 500 Index Fund, and references to investments held by the S&P 500 Index Fund include investments held by the Portfolio.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned for one year or less generally will be taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions of investment income reported by a Fund as derived from “qualified dividend income,” which will not include income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.
Any gain resulting from the redemption of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a Fund.
A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If the Fund does not qualify for or does not make such election, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to liquidate its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to a U.S. withholding tax at the 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.
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The U.S. Treasury and IRS generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Internal Revenue Code of 1986, as amended, and the U.S. Treasury and IRS guidance issued thereunder or under an applicable intergovernmental agreement between the United States and a foreign government (collectively, “FATCA”). Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
Financial Intermediary Arrangements
Distribution Arrangements and Rule 12b-1 Fees (except State Street Disciplined Emerging Markets Equity Fund)
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate the Distributor (or others) for services in connection with the distribution of a Fund's Class N shares and for services provided to shareholders in those classes (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of a Fund's net assets attributable to its Class N shares. As indicated in the expense table for certain Funds, the Board ofTrustees of SSGA Funds has limited the amount that may be paid under the Plan for certain Funds. Because these fees are paid out of the assets of a Fund attributable to its Class N shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).
In addition to payments under the Plan, the Funds may reimburse the Distributor or its affiliates for payments it makes to Financial Intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.”  The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Because a Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.
A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Distribution Arrangements and Rule 12b-1 Fees for State Street Disciplined Emerging Markets Equity Fund
Distribution Plan. The State Street Disciplined Emerging Markets Equity Fund (the “Fund”) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders (the “Historical 12b-1 Plan”). Because these fees are paid out of Fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Payments under the Historical 12b-1 Plan to the Distributor by the Fund are not permitted to exceed 0.25% of the Fund's average annual net assets. Payments to Financial Intermediaries providing shareholder services to the Fund are not permitted by the Historical 12b-1 Plan to exceed 0.20% of average annual net assets. Any payments that are required to be made to the Distributor or a Financial Intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Historical 12b-1 Plan is in effect. The Fund is offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the FINRA.
From time to time, the Adviser or the Distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of Financial Intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of Financial Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the Fund as expense reimbursement payments to the Distributor under the Historical 12b-1 Plan.
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Other Payments to Financial Intermediaries
Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The compensation paid by the Distributor or its affiliates to a Financial Intermediary is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by the Distributor or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the FINRA.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The State Street Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the State Street Funds' behalf. The Financial Intermediary is responsible for transmitting your purchase request and funds in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will not be responsible for delays by the Financial Intermediary in transmitting your purchase request, including timely transfer of payment, to a Fund. Therefore, orders received for a State Street Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) prior to the time the Fund's share price is determined will be deemed accepted by the Fund the same day and will be executed at that day's closing share price.
If you are purchasing, selling, exchanging or holding State Street Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
Information Regarding Standard & Poor's Corporation
Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by the SSGA S&P 500 Index Fund through State Street Equity 500 Index Portfolio, the master fund to SSGA S&P 500 Index Fund. SSGA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the SSGA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in SSGA S&P 500 Index Fund particularly or the ability of the S&P 500 to track general market performance. S&P Dow Jones Indices' only relationship to SSGA with respect to the S&P 500 is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 is determined, composed
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and calculated by S&P Dow Jones Indices without regard to SSGA or the SSGA S&P 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of SSGA or the owners of SSGA S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of SSGA S&P 500 Index Fund or the timing of the issuance or sale of SSGA S&P 500 Index Fund or in the determination or calculation of the equation by which SSGA S&P 500 Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of SSGA S&P 500 Index Fund. There is no assurance that investment products based on the S&P 500 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not a financial advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to SSGA S&P 500 Index Fund currently being issued by SSGA, but which may be similar to and competitive with SSGA S&P 500 Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SSGA, OWNERS OF THE SSGA S&P 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SSGA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Financial Highlights
The financial highlight tables on the following pages are intended to help you understand the financial performance of Class N for each of the Funds for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2016 and August 31, 2015 has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Funds' financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. The financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI. The information for the fiscal years ended August 31, 2012 through August 31, 2014 was audited by the Funds' previous independent registered public accounting firm.
For a Share Outstanding Throughout Each Period.
	SSGA High Yield Bond Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$ 7.55	$ 8.36	$ 8.40	$ 8.36	$ 7.90
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.40	0.42	0.47	0.49	0.52
Net realized and unrealized gain (loss)	(0.03)	(0.62)	0.36	0.08	0.48
Total from investment operations	0.37	(0.20)	0.83	0.57	1.00
Distributions to shareholders from:
Net investment income	(0.42)	(0.46)	(0.47)	(0.51)	(0.54)
Net realized gains	—	(0.15)	(0.40)	(0.02)	—
Total distributions	(0.42)	(0.61)	(0.87)	(0.53)	(0.54)
Net asset value, end of period	$ 7.50	$ 7.55	$ 8.36	$ 8.40	$ 8.36
Total return(d)	5.21%	(2.38)%	10.49%	6.85%	13.17%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$53,726	$75,632	$89,027	$89,257	$113,999
Ratios to average net assets:
Total expenses(c)	1.02%	0.92%	0.78%	0.79%	0.88%
Net expenses(c)	0.68%	0.75%	0.73%	0.75%	0.75%
Net investment income (loss)(c)	5.48%	5.38%	5.61%	5.70%	6.30%
Portfolio turnover rate	77%	100%	79%	112%	196%
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
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	SSGA Dynamic Small Cap Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$ 37.26	$ 37.33	$ 31.76	$ 24.28	$ 20.89
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.22	0.27	0.17	0.17	0.25
Net realized and unrealized gain (loss)	3.38	(0.14)	5.67	7.56	3.14
Total from investment operations	3.60	0.13	5.84	7.73	3.39
Voluntary contribution from Adviser	—	—	—	0.01	—
Distributions to shareholders from:
Net investment income	(0.26)	(0.20)	(0.27)	(0.26)	—
Net asset value, end of period	$ 40.60	$ 37.26	$ 37.33	$ 31.76	$ 24.28
Total return(e)	9.72%	0.33%	18.42%	32.20%(d)	16.23%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$29,353	$22,508	$24,136	$23,509	$10,007
Ratios to average net assets:
Total expenses(c)	2.18%	2.08%	1.82%	2.28%	3.51%
Net expenses(c)	1.02%	1.10%	1.20%	1.25%	1.25%
Net investment income (loss)(c)	0.58%	0.72%	0.46%	0.61%	1.10%
Portfolio turnover rate	115%	73%	189%	147%	160%
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70%.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
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	SSGA Enhanced Small Cap Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$14.81	$ 17.12	$ 14.44	$ 11.54	$ 10.14
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.17	0.19	0.13	0.18	0.11
Net realized and unrealized gain (loss)	0.52	0.13	2.84	2.84	1.37
Total from investment operations	0.69	0.32	2.97	3.02	1.48
Distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.29)	(0.12)	(0.08)
Net realized gains	(1.41)	(2.52)	—	—	—
Total distributions	(1.56)	(2.63)	(0.29)	(0.12)	(0.08)
Net asset value, end of period	$13.94	$ 14.81	$ 17.12	$ 14.44	$ 11.54
Total return(d)	5.61%	1.74%	20.71%	26.45%	14.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,986	$32,432	$31,706	$29,321	$27,134
Ratios to average net assets:
Total expenses(c)	1.66%	1.47%	1.28%	1.36%	1.58%
Net expenses(c)	0.72%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)(c)	1.19%	1.22%	0.78%	1.35%	1.06%
Portfolio turnover rate	77%	90%	71%	57%	64%
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
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	SSGA S&P 500 Index Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(b)	Year Ended 8/31/13(b)	Year Ended 8/31/12(b)
Net asset value, beginning of period	$ 31.40	$ 32.23	$ 26.57	$ 23.18	$ 20.09
Income (loss) from investment operations:
Net investment income (loss)(c)	0.66 (d)	0.61 (f)	0.56	0.52	0.47 (d)
Net realized and unrealized gain (loss)	3.10	(0.46)	5.96	3.67	3.09
Total from investment operations	3.76	0.15	6.52	4.19	3.56
Distributions to shareholders from:
Net investment income	(0.65)	(0.60)	(0.54)	(0.50)	(0.47)
Net realized gains	(0.66)	(0.38)	(0.32)	(0.30)	—
Total distributions	(1.31)	(0.98)	(0.86)	(0.80)	(0.47)
Net asset value, end of period	$ 33.85	$ 31.40	$ 32.23	$ 26.57	$ 23.18
Total return(e)	12.38%	0.36%	24.98%	18.54%	18.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,518,948	$1,532,049	$1,508,573	$1,221,928	$1,131,262
Ratios to average net assets:
Total expenses	0.20%	0.16%	0.15%	0.17%	0.19%
Net expenses	0.15%(d)(f)	0.16%(f)	0.15%	0.17%	0.18%(d)
Net investment income (loss)	2.03%(d)(f)	1.88%(f)	1.88%	2.08%	2.21%(d)
Portfolio turnover rate(g)	6%	2%	2%	2%	19%
(a)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the Portfolio.
(b)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(c)	Average daily shares outstanding were used for this calculation.
(d)	Reflects amounts waived and/or reimbursed by the investment adviser.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	Reflects amounts waived by the administrator.
(g)	Portfolio turnover rate is from the Portfolio.
75

	State Street Disciplined Emerging Markets Equity Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$ 9.30	$ 19.22	$ 18.47	$ 18.71	$ 20.81
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.13	0.20	0.26	0.37	0.34
Net realized and unrealized gain (loss)(d)	0.08	(3.89)	2.53	(0.28)	(2.14)
Total from investment operations	0.21	(3.69)	2.79	0.09	(1.80)
Voluntary contribution from Adviser	—	—	0.01	—	—
Distributions to shareholders from:
Net investment income	—	(0.39)	(0.44)	(0.33)	(0.30)
Net realized gains	(1.99)	(5.84)	(1.61)	—	—
Total distributions	(1.99)	(6.23)	(2.05)	(0.33)	(0.30)
Net asset value, end of period	$ 7.52	$ 9.30	$ 19.22	$ 18.47	$ 18.71
Total return(g)	3.83%	(22.67)%	15.68%(e)	0.45%(f)	(8.63)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$107,308	$171,885	$495,509	$938,195	$1,273,588
Ratios to average net assets:
Total expenses(c)	1.48%	1.40%	1.24%	1.26%	1.28%
Net expenses(c)	1.21%	1.25%	1.20%	1.25%	1.25%
Net investment income (loss)(c)	1.71%	1.54%	1.44%	1.86%	1.80%
Portfolio turnover rate	101%	78%	89%	56%	74%
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 15.62%.
(f)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41%.
(g)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
76

	SSGA International Stock Selection Fund
	Class N
	Year Ended 8/31/16	Year Ended 8/31/15	Year Ended 8/31/14(a)	Year Ended 8/31/13(a)	Year Ended 8/31/12(a)
Net asset value, beginning of period	$ 10.65	$ 11.24	$ 9.90	$ 8.61	$ 9.24
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.24	0.25	0.27	0.23	0.23
Net realized and unrealized gain (loss)	(0.52)	(0.74)	1.53	1.40	(0.53)
Total from investment operations	(0.28)	(0.49)	1.80	1.63	(0.30)
Distributions to shareholders from:
Net investment income	(0.26)	(0.10)	(0.46)	(0.34)	(0.33)
Net asset value, end of period	$ 10.11	$ 10.65	$ 11.24	$ 9.90	$ 8.61
Total return(d)	(2.61)%	(4.31)%	18.31%	19.45%(e)	(3.16)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$228,594	$325,556	$385,784	$368,091	$387,120
Ratios to average net assets:
Total expenses(c)	1.26%	1.20%	1.19%	1.19%	1.21%
Net expenses(c)	0.99%	1.00%	1.02%	1.00%	1.00%
Net investment income (loss)(c)	2.41%	2.26%	2.46%	2.41%	2.65%
Portfolio turnover rate	105%	60%	74%	54%	90%
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(e)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have remained 19.45%.
77

Contacting the State Street Funds
Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	(800) 647-7327	Monday – Friday 7:00 am – 5:00 pm EST
Written requests should be sent to:
Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, MA 02266-8317	SSGA Funds 30 Dan Road Canton, MA 02021
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Funds' post office box, of purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.
78

Additional Information about the SSGA Funds
For more information about the SSGA Funds, the following documents are available without charge:
Annual and Semi-Annual Reports. Additional information about the SSGA Funds' investments is available in the SSGA Funds' most recent annual and semi-annual reports to shareholders. In each Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information. The SAI provides more detailed information about the SSGA Funds, including information about the SSGA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.
The annual report and the SAI for the Funds are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting:
State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
The Prospectus, SAI and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds' website at www.ssgafunds.com or from the Financial Intermediary through which Fund Shares are purchased or sold.
You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-1520.
COMBOSTPRO	SSGA Funds' SEC File No. 811-05430

Prospectus
December 19, 2016
SSGA Funds
SSGA Fixed Income Fund
SSGA High Yield Bond Fund
Class A (SSHGX) Class I (SSHJX) Class K (SSHKX)
SSGA Domestic Equity Funds
SSGA Dynamic Small Cap Fund
Class A (SSSDX) Class I (SSSJX) Class K (SSSKX)
SSGA Enhanced Small Cap Fund
Class A (SSESX) Class I (SSEVX) Class K (SSEWX)
SSGA International Equity Funds
State Street Disciplined Emerging Markets Equity Fund
Class A (SSELX) Class I (SSEOX) Class K (SSEQX)
SSGA International Stock Selection Fund
Class A (SSILX) Class I (SSIPX) Class K (SSIQX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

Investment Objective
SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $100,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in State Street Funds Shares” section on page 55 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.30%	0.30%	0.30%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	0.72%	0.72%	0.52%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.28%	1.03%	0.83%
Less Fee Waivers and/or Expense Reimbursements[4]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.96%	0.71%	0.51%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[3]	“Total Annual Fund Operating Expenses” (which includes “Acquired Fund Fees and Expenses”) may be higher than the “Ratio of Expenses to Average Net Assets, Net” in the Financial Highlights section of the Fund's Prospectus because “Ratio of Expenses to Average Net Assets, Net” does not include any applicable acquired fund fees and expenses.
[4]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$469	$733	$1,017	$1,825

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

	1 year	3 years	5 years	10 years
Class I	$73	$294	$533	$1,220
Class K	$52	$231	$425	$ 985
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds.” “Bonds” include debt obligations and income producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund's portfolio typically consists of a core portfolio principally drawn from securities in the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund's benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser's securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. The duration of the Fund is monitored against the benchmark. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.
The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The Fund's investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives, including credit default swaps on indices for hedging purposes; mortgage-related and other asset-backed securities; and repurchase agreements. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Adviser, in order to manage its cash. The Fund also may engage in active trading.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Below Investment Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default and of insolvency or bankruptcy of the issuer than higher quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply.  The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Rapid Changes in Interest Rates Risk: Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.
Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are generally expected to incur higher expenses, and Class I and K shares are generally expected to incur lower expenses, than Class N shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 16.41% (Q2, 2009)
Lowest Quarterly Return: -17.17% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 10.17%

Average Annual Total Returns (for periods ended 12/31/15)
SSGA High Yield Bond Fund	1-Year	5-Years	10-Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-6.65%	3.70%	5.80%
Return After Taxes on Distributions	-8.84%	0.85%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	-3.71%	1.77%	3.30%
Class I	-2.67%	4.75%	6.44%	7/7/2014
Class K	-2.60%	4.80%	6.47%	7/7/2014
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses or taxes)	-4.43%	5.03%	6.78%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares.

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). For periods prior to July 7, 2014, the inception date for Class A shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Charles Moon and Christopher Ingle serve as portfolio managers of the Fund. They have served on the Fund since 2012 and 2014, respectively.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	$1,000,000
To add to an existing account	None
Class K
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

SSGA Funds
SSGA
High Yield Bond Fund
Fund Summary

By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary

Investment Objective
SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in State Street Funds Shares” section on page 55 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	1.46%	1.46%	1.26%
Total Annual Fund Operating Expenses	2.46%	2.21%	2.01%
Less Fee Waivers and/or Expense Reimbursements[3]	(1.16)%	(1.16)%	(1.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%	1.05%	0.85%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[3]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.85% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$650	$1,144	$1,664	$3,082
Class I	$107	$ 577	$1,074	$2,444
Class K	$ 87	$ 516	$ 971	$2,235

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index.
The Fund generally considers “small cap” companies to be companies with capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quota-

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary

tions, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are generally expected to incur higher expenses, and Class I and K shares are generally expected to incur lower expenses, than Class N shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 18.47% (Q3, 2009)
Lowest Quarterly Return: -26.11% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 8.44%

Average Annual Total Returns (for periods ended 12/31/15)
SSGA Dynamic Small Cap Fund	1-Year	5-Years	10-Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-5.09%	12.10%	3.95%
Return After Taxes on Distributions	-5.27%	11.94%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	-2.74%	9.65%	3.10%
Class I	0.42%	13.44%	4.60%	7/7/2014
Class K	0.62%	13.51%	4.63%	7/7/2014
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). For periods prior to July 7, 2014, the inception date for Class A shares, the performance information

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary

shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Anna Mitelman Lester, CFA and John O'Connell serve as portfolio managers of the Fund. They have served on the Fund since 2010 and 2015, respectively.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	$1,000,000
To add to an existing account	None
Class K
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.

SSGA Funds
SSGA
Dynamic Small Cap Fund
Fund Summary

Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary

Investment Objective
SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in State Street Funds Shares” section on page 55 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	1.18%	1.18%	0.98%
Total Annual Fund Operating Expenses	1.88%	1.63%	1.43%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.93)%	(0.93)%	(0.93)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%	0.70%	0.50%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[3]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.50% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary

	1 year	3 years	5 years	10 years
Class A	$617	$1,001	$1,410	$2,548
Class I	$ 72	$ 423	$ 799	$1,854
Class K	$ 51	$ 361	$ 693	$1,633
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index, the Fund's benchmark. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund's benchmark, while controlling risk exposure of the Fund relative to the Fund's benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund's benchmark and intended to reflect the risk characteristics of the Fund's benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund's benchmark.
This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary

In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are generally expected to incur higher expenses, and Class I and K shares are generally expected to incur lower expenses, than Class N shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 19.04% (Q2, 2009)
Lowest Quarterly Return: -26.72% (Q4, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 9.01%

Average Annual Total Returns (for periods ended 12/31/15)
SSGA Enhanced Small Cap Fund	1-Year	5-Years	10-Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-9.09%	9.66%	5.50%
Return After Taxes on Distributions	-11.38%	8.09%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	-3.32%	7.59%	4.32%
Class I	-3.84%	11.07%	6.28%	7/7/2014
Class K	-3.64%	11.15%	6.32%	7/7/2014
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary

The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). For periods prior to July 7, 2014, the inception date for Class A shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
John O'Connell and Simon Roe, CFA serve as portfolio managers of the Fund. They have served on the Fund since 2005 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	$1,000,000
To add to an existing account	None
Class K
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021

SSGA Funds
SSGA
Enhanced Small Cap Fund
Fund Summary

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

Investment Objective
State Street Disciplined Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in State Street Funds Shares” section on page 55 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	0.72%	0.72%	0.52%
Total Annual Fund Operating Expenses	1.72%	1.47%	1.27%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.45%	1.20%	1.00%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	“Other expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
[3]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

	1 year	3 years	5 years	10 years
Class A	$665	$1,012	$1,381	$2,418
Class I	$122	$ 436	$ 773	$1,724
Class K	$102	$ 374	$ 667	$1,500
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process may incorporate an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. The Adviser will make changes over time in the Fund's portfolio to reflect changes in the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies.

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Hedging Risk: If the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund's hedging transactions will be effective.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Leveraging Risk: Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital. To the extent the Fund uses leverage, the Fund's losses (and gains) may be greater than if the Fund had not used leverage.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates,

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Structured Notes Risk: Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Volatility Risk: Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of the Index. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are generally expected to incur higher expenses, and Class I and K shares are generally expected to incur lower expenses, than Class N shares. Historical performance does not reflect changes to the Fund's principal investment strategy made on or about December 18, 2015. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 31.20% (Q2, 2009)
Lowest Quarterly Return: -29.97% (Q3, 2008)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 6.42%

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

Average Annual Total Returns (for periods ended 12/31/15)
State Street Disciplined Emerging Markets Equity Fund	1-Year	5-Years	10-Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-18.92%	-7.12%	1.39%
Return After Taxes on Distributions	-23.20%	-10.01%	-0.65%
Return After Taxes on Distributions and Sale of Fund Shares	-7.21%	-4.58%	1.78%
Class I	-14.19%	-5.94%	2.10%	7/7/2014
Class K	-14.08%	-5.90%	2.13%	7/7/2014
MSCI ® Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-4.81%	3.61%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). For periods prior to July 7, 2014, the inception date for Class A shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Chris Laine and Chee Ooi serve as portfolio managers of the Fund. They have served on the Fund since 2007 and 2016, respectively.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	$1,000,000
To add to an existing account	None
Class K
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.

SSGA Funds
State Street Disciplined
Emerging Markets
Equity Fund
Fund Summary

Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

Investment Objective
SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial professional and in the “Investing in State Street Funds Shares” section on page 55 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.47%	0.47%	0.27%
Total Annual Fund Operating Expenses	1.47%	1.22%	1.02%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%	0.95%	0.75%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2017 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees, and distribution, shareholder servicing, and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2017 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$641	$938	$1,257	$2,159
Class I	$ 97	$358	$ 640	$1,443
Class K	$ 77	$296	$ 533	$1,213

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest in small capitalization companies.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI EAFE Investable Market Index Universe, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund's investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
In addition, the Fund is subject to the following risks:

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving pay-

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

ment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2015 compared with those of a broad measure of market performance. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are generally expected to incur higher expenses, and Class I and K shares are generally expected to incur lower expenses, than Class N shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-997-7327 or by visiting our website at www.ssgafunds.com.
Annual Total Returns (years ended 12/31)*
Highest Quarterly Return: 20.42% (Q2, 2009)
Lowest Quarterly Return: -22.89% (Q3, 2011)
*	As of September 30, 2016, the Fund's Calendar Year-To-Date return was 0.20%
Average Annual Total Returns (for periods ended 12/31/15)
SSGA International Stock Selection Fund	1-Year	5-Years	10-Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-4.74%	2.13%	1.76%
Return After Taxes on Distributions	-5.24%	1.53%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares	-2.06%	1.71%	1.56%
Class I	0.93%	3.48%	2.53%	7/7/2014
Class K	1.08%	3.54%	2.56%	7/7/2014
MSCI ® EAFE® Index (Net Dividend) (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	3.03%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). For periods prior to July 7, 2014, the inception date for Class A shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Adel Daghmouri and Stuart Hall serve as portfolio managers of the Fund. They have served on the Fund since 2013 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	$1,000,000
To add to an existing account	None
Class K
To establish an account	$10,000,000
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 8317
Boston, MA 02266-8317
By Overnight:
State Street Funds
30 Dan Road
Canton, MA 02021
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact the Boston Financial Data Services Group at (877) 332-6207 or email them at nsccresearch@bostonfinancial.com with questions.

SSGA Funds
SSGA International
Stock Selection Fund
Fund Summary

Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

Fund Objectives, Strategies and Risks
SSGA High Yield Bond Fund
Investment Objective
SSGA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund seeks to meet its investment objective by investing at least 80% of its net assets (plus borrowings, if any) in high yield (non-investment grade) bonds commonly referred to as “junk bonds.”  The Fund considers a bond to be “high yield” if the middle rating of Fitch, Moody's, and Standard & Poor's (each, an “NRSRO”) is below investment grade. If fewer than three of these NRSROs have rated the bond, the Fund will consider the bond to be “high yield” if it is rated below investment grade by at least one of these NRSROs, or if unrated, determined to be of comparable quality. “Bonds” include debt obligations and income producing instruments of any kind issued by governmental or private-sector entities, and may include fixed-income securities, securities issued at a discount to face value, securities that pay interest, whether fixed, floating or variable, or securities with a stated principal amount requiring repayment of some or all of that principal amount to the holder of the security. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund's portfolio typically consists of a core portfolio principally drawn from securities in the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the Fund's benchmark, as well as other securities that have been selected to overweight or underweight certain securities, industries or sectors represented in the benchmark. Credit analysis of specific issuers is an important component of the Adviser's securities selection process. High yield bonds, and to a lesser extent other types of bonds, may be purchased at a discount to their face value and thereby provide opportunities to the Fund for capital appreciation. The duration of the Fund is monitored against the benchmark. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point. The Fund may invest in bonds of any credit quality or duration.
The Fund invests primarily in debt securities that have been publicly issued or privately placed, with fixed, zero coupon, payment-in-kind, variable or floating interest rates. The Fund's investments may include: obligations of U.S. and foreign corporations (e.g., “Yankee” bonds); privately issued bank loans; equity securities; derivatives, including credit default swaps on indices for hedging purposes; mortgage-related and other asset-backed securities; and repurchase agreements. The Fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the Adviser, in order to manage its cash. The Fund also may engage in active trading.
SSGA Dynamic Small Cap Fund
Investment Objective
SSGA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of companies in the Russell 2000® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest up to 20% of its net assets in equity securities not included in the Russell 2000® Index.
The Fund generally considers “small cap” companies to be companies with capitalizations that, at the time of purchase, are within the range of the companies included in the Russell 2000® Index. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
SSGA Enhanced Small Cap Fund
Investment Objective
SSGA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of small capitalization companies. A small capitalization company is a company with a market capitalization no larger than the company with the largest capitalization contained in the Russell 2000® Index, the Fund's benchmark. As of October 31, 2016, the market capitalization range of the Russell 2000® Index was between $24.90 million and $6.58 billion. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities that maintain similar sector and industry weightings as the Fund's benchmark, while controlling risk exposure of the Fund relative to the Fund's benchmark. The securities selected by the model include a core portfolio drawn from securities in the Fund's benchmark and intended to reflect the risk characteristics of the Fund's benchmark, and certain additional securities of small capitalization companies identified by the model in order to overweight or underweight certain securities, industries or sectors represented in the Fund's benchmark.
This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers, industries and/or sectors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered by the model, and to the weightings among them.
From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.

The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks.The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
State Street Disciplined Emerging Markets Equity Fund
Investment Objective
State Street Disciplined Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of growth potential, valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process may incorporate an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. The Adviser will make changes over time in the Fund's portfolio to reflect changes in the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Fund may purchase securities in their initial public offerings, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies.

The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
SSGA International Stock Selection Fund
Investment Objective
SSGA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy. The Fund may invest in small capitalization companies.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of growth potential, valuation, quality, and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model may incorporate an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate quickly each eligible security and then rank all eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI EAFE Investable Market Index Universe, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities.
Additional Information About Principal Risks
Risk information is applicable to all Funds unless otherwise noted.
Below Investment Grade Securities Risk (principal risk for SSGA High Yield Bond Fund). Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and inter-

est payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities can involve substantially greater risk of insolvency or bankruptcy of the issuer than higher-quality debt securities. In the event the issuer of a debt security held by the Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and a Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating a Fund's net asset value. These securities may have significant volatility.
Call/Prepayment Risk (principal risk for SSGA High Yield Bond Fund). Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Convertible Securities Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of a Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.
Credit Risk (principal risk for SSGA High Yield Bond Fund). Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.

The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Hedging Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). If a derivative is used as a hedge against a position that a Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while a Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect Fund returns even when the hedge works as intended. The effectiveness of a Fund's currency hedging strategy will also generally be affected by the volatility of both the securities that the Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of a Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of a Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of a Fund's currency hedging strategy. There can be no assurance that a Fund's hedging transactions will be effective. A Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. A Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Currency Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Debt Securities Risk (principal risk for SSGA High Yield Bond Fund). The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Depositary Receipts Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S.

or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Emerging Markets Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”  Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Extension Risk (principal risk for SSGA High Yield Bond Fund). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Sector Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Forward Currency Contracts Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk; Other Exchange-Traded Derivatives Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. In using futures contracts and other exchange-traded derivatives, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that, as a result of such limits, the Fund's adviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the adviser or by the adviser or its affiliates themselves.
Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Geographic Focus Risk (principal risk for SSGA International Stock Selection Fund and State Street Disciplined Emerging Markets Equity Fund). The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Income Risk (principal risk for SSGA High Yield Bond Fund). A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
Interest Rate Risk (principal risk for SSGA High Yield Bond Fund). Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board's quantitative easing program increase the likelihood that interest rates will rise in the future. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments.
IPO Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Each Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when a Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.

Large-Capitalization Securities Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
Management Risk. Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. Each Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.

Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncertain. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators to implement, or to curtail or taper, such activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Mid-Capitalization Securities Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Modeling Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.
Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.

Mortgage-Related and Other Asset-Backed Securities Risk (principal risk for SSGA High Yield Bond Fund). Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.
Non-U.S. Securities Risk (principal risk for SSGA High Yield Bond Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments in that country to experience gains or losses.

(SSGA High Yield Bond Fund only). Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund's susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.
Participation Certificates (principal risk for State Street Disciplined Emerging Markets Equity Fund). A participation certificate typically provides its owner an interest in a pool of assets held by the issuer of the certificate. Participation certificates are typically used by the Fund to provide exposure to a non-U.S. market in an efficient manner or to markets that may restrict foreign ownership. An investment in a participation certificate will subject the Fund to the risks associated with the assets underlying the certificate. In addition, participation certificates present counterparty risk, since the certificates generally represent unsecured obligations of their issuers, and their values depend on the willingness and ability of their issuers to meet their obligations. The holder of a participation certificate will typically be entitled to receive from the issuing bank or broker-dealer any dividends paid with respect to the underlying security, but will not be entitled to instruct the issuer as to the voting of the underlying securities.
Portfolio Turnover Risk (principal risk for SSGA Dynamic Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.
Preferred Securities Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Rapid Changes in Interest Rates (principal risk for SSGA High Yield Bond Fund). The values of most instruments held by a Fund are adversely affected by changes in interest rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause a Fund to sell portfolio securities at a loss to satisfy those requests.
Reinvestment Risk (principal risk for SSGA High Yield Bond Fund). Income from a Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Restricted Securities Risk (principal risk for SSGA High Yield Bond Fund). A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Rights or Warrants Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or rights or other factors. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant or right. A Fund's failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund's interest in the issuing company.
Risk of Investment in Other Pools. If a Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by a Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so.
Settlement Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Small-Capitalization Securities Risk (principal risk for SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund). The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Structured Notes Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
The interest rate or the principal amount payable upon maturity or redemption of a structured note may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure. Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Valuation Risk. Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if a Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Variable and Floating Rate Securities Risk (principal risk for SSGA High Yield Bond Fund). Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. The Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the cor-

responding change to the net asset value of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
Volatility Risk (principal risk for State Street Disciplined Emerging Markets Equity Fund). Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
Zero-Coupon Bond Risk (principal risk for SSGA High Yield Bond Fund). Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, , or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reim-

bursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Portfolio Turnover Risk (risk for SSGA High Yield Bond Fund and SSGA Enhanced Small Cap Fund). Each Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains.
Securities Lending Risk. Each Fund may lend portfolio securities with a value of up to 25% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. Any such loans must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. Each Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

Fund Management
Each Fund is a separate, diversified series of the SSGA Funds (the “Trust”), which is an open-end management investment company organized as a business trust under the laws ofThe Commonwealth of Massachusetts.
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser is a wholly-owned subsidiary of State Street Corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2016, the Adviser managed approximately $403.27 billion in assets and SSGA managed approximately $2.45 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
The total management fee paid by each Fund, as a percentage of its average net assets, for the previous fiscal year ended August 31, 2016 appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.
A discussion regarding the Board's consideration of the Funds' Investment Advisory Agreement is provided in the Trust's Annual Report to Shareholders for the period ended August 31, 2016.
For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets. The management fee is shown in the table below for each Fund. For the year ended August 31, 2016, the aggregate management fee paid as a percentage of average net assets, after certain fee waivers and/or expense reimbursements, is shown below for each Fund.
	Annual Management Fees (% of Average Daily Net Assets)
SSGA Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements[1]
SSGA High Yield Bond Fund	0.30%	0.00%
SSGA Dynamic Small Cap Fund	0.75%	0.00%
SSGA Enhanced Small Cap Fund	0.45%	0.00%
State Street Disciplined Emerging Markets Equity Fund	0.75%	0.49%
SSGA International Stock Selection Fund	0.75%	0.50%

[1]	Includes waivers and/or reimbursements that the Adviser is contractually obligated to make as well as any voluntary waivers and/or reimbursements that may be revised or terminated by the Adviser at any time without notice.
Portfolio Management
Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage.
Key professionals involved in the day-to-day portfolio management of the SSGA High Yield Bond Fund include the following:
Charles Moon is Global Head of High Yield and a member of the Fixed Income, Cash and Currency (FICC) management team. In this capacity he is responsible for the management and business for all Active High Yield strategies at the firm. He has over 20 years of industry experience. He began his career in the industry as a credit analyst and credit portfolio manager for Miller Andersen & Sherred (Morgan Stanley Investment Management). He has held leadership positions including Head of Credit at OppenheimerFunds and Hartford Investment Management (The Hartford) as well as CIO at Morley Financial. In these capacities he has led teams managing credit assets across ratings spectrum and directed asset allocation strategies across multisector fixed income mandates.

Christopher Ingle, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the U.S. High Yield team. He is responsible for management of assets in the U.S. High Yield market. Mr. Ingle has almost 20 years of investing experience working across various asset classes, including equities, investment grade and high yield bonds. He began his investment career in 1995 as a credit analyst with Fidelity Investments and previously held this role with INVESCO Funds, Morley and Loomis Sayles. Prior to joining SSGA, Mr. Ingle spent four years as a Portfolio Manager with Wells Fargo Bank. He has a BBA in Finance from Texas Christian University and an MBA from the University ofTexas. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
Key professionals involved in the day-to-day portfolio management of the SSGA Dynamic Small Cap Fund include the following:
Anna Mitelman Lester, CFA, is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager for the Active Quantitative Equities Group. She is responsible for portfolio management and research for the US investment strategies. Prior to joining SSGA, Ms. Lester was an analyst and portfolio manager at Putnam Investments and its subsidiary PanAgora Asset Management. Ms. Lester holds a BA in Computer Science and Mathematics from Wellesley College and an MBA from the MIT Sloan School of Management. She is a member of the Boston Security Analysts Society and CFA Institute.
John O'Connell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equities Group. Prior to this, he was a Portfolio Manager in the Global Enhanced Equity team which he joined after working as an Investment Associate in the Global Structured Products Group. Mr. O'Connell received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.
Key professionals involved in the day-to-day portfolio management of the SSGA Enhanced Small Cap Fund include the following:
Simon Roe, CFA, is a Managing Director of SSGA and the Adviser and Head of Quantitative Equity Core Portfolio Management in the Active Quantitative Equities Group. His responsibilities include overseeing portfolio management in traditional cap-weighted core quantitative funds across the risk spectrum and contributing to research and product development for Active Quantitative Equity products. Previously, Mr. Roe worked at Merrill Lynch Investment Managers in the Quantitative Advisers team where he managed option based protected funds and quantitative asset allocation funds. Before this, Mr. Roe was a Senior Consultant for Barra International. He has been working in the investment management industry since 1993. Mr. Roe holds a BSc in Banking and International Finance from the City University Business School, London. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
John O'Connell is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equities Group. Prior to this, he was a Portfolio Manager in the Global Enhanced Equity team which he joined after working as an Investment Associate in the Global Structured Products Group. Mr. O'Connell received his MBA from Boston University. He graduated from the University of Rochester with a BA in History.
Key professionals involved in the day-to-day portfolio management of the State Street Disciplined Emerging Markets Equity Fund include the following:
Chris Laine is a Senior Portfolio Manager of SSGA and the Adviser on the Active Emerging Markets team. He is also a member of the Active EM investment committee, which is responsible for establishing all the portfolio positions for each of the active emerging market strategies. Currently, he has day to day responsibility for Emerging Europe, the Middle East, and Africa, and is the lead portfolio manager for the Emerging Market Select Strategy. Mr. Laine joined SSGA in 2007. Previously, he had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both Global Emerging Market Research and Quantitative Analysis. He began his career analyzing Emerging Markets in 1994, working at the Institute of International Finance in Washington, DC. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
Chee Ooi is a Vice President of SSGA and the Adviser. He is a Senior Portfolio Manager in the firm's Global Active Quantitative Equities Group and is responsible for research and portfolio management across the quantitative international active equity strategies. Currently based in Boston, Mr. Ooi joined SSGA in 2008. Prior to joining SSGA, he was a Director and Senior Quantitative Analyst in Citigroup's Global Quantitative Research group in New York and started his career in finance at Salomon Brothers as a derivatives research analyst. Mr. Ooi has 13 years of quantitative research and modeling experience on the sell-side. He has published papers in the Journal of Portfolio Management. He also pioneered the application of classification and regression tree technique in stock selection. Mr. Ooi holds a BS in Electrical Engineering and Computer Science from the Massachusetts Institute ofTechnology.

Key professionals involved in the day-to-day portfolio management of the SSGA International Stock Selection Fund include the following:
Stuart Hall, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Active Quantitative Equities Group. His responsibilities include management of the global and international small cap strategies, coordination with the European team across all group strategies as well as research within the group. He joined SSGA in 2004 as a Quantitative Research Analyst in the Advanced Research Center (ARC). While with the ARC, Mr. Hall worked with the Global Active Quantitative Equity Team in developing the Growth Capability model used in both the International Alpha Select and Global Alpha Strategies. He also played a key role in developing their Swiss Alpha Strategy based on his earlier research and implemented in the International Small Cap Strategy. His research has also extended to Transaction Cost Analysis and more recently, to a number of strategies within the Global Enhanced Equity Group. Mr. Hall graduated from the University of New Hampshire with degrees in Mathematics and Economics and from Boston College with a Master of Science in Finance. In addition, he has earned the Chartered Financial Analyst (CFA) designation and is a member of the Boston Security Analysts Society.
Adel Daghmouri is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager for the Active Quantitative Equities Group. He focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this, he was a founding member of the quantitative Canadian active equity team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining the firm in 1998, Mr. Daghmouri has also worked as a Portfolio Manager in the Global Equity Beta Solutions Group focusing on a broad range of international and domestic strategies. Mr. Daghmouri holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of each Fund. The amount of the fee paid to the Adviser for administrative services may vary by share class. Each Fund currently pays the Adviser an administrative fee at the annual rate of 0.05%  with respect to each of its share classes. State Street, a subsidiary of State Street Corporation, serves as sub-administrator for the Funds for a fee that is paid by the Adviser. State Street also serves as custodian of the Funds for a separate fee that is paid by the Funds.
The Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Markets, LLC serves as the Funds' distributor (“SSGM” or the “Distributor”) pursuant to the Distribution Agreement between SSGM and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
Each Fund determines its net asset value “NAV” per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Each Fund values each security or other investment pursuant to guidelines adopted by the Board ofTrustees. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Funds' Board ofTrustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Investing in State Street Funds Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund Shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information.Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
Purchasing Shares
Choosing a Share Class
The Funds offer three classes of shares through this Prospectus: Class A, Class I and Class K, available to you subject to the eligibility requirements set forth below.
All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose the class with the expense structure that best meets your needs and for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future. Your investment professional can help you choose the share class that best suits your investment needs.
When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in a Fund immediately. Class A shares have a Rule 12b-1 fee of 0.25% per year. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund's expenses in each Fund Summary in this Prospectus.

The minimum purchase amount may be waived for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their families.
	Class A	Class I	Class K
Availability	Available to the general public through certain financial intermediaries.	Limited to certain investors, including:
 • Certain banks, broker-dealers and other Financial Intermediaries.
 • Certain employer- sponsored retirement plans.
		• Certain employees or affiliates of State Street Corporation or its affiliates	Limited to certain investors, including certain qualified recordkeepers and employer-sponsored retirement plans.
Minimum Initial Investment	$2,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.	$1,000,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee- based programs where an agreement is in place.	$10,000,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee- based programs where an agreement is in place.
Maximum Investment	None.	None.	None.
Initial (Front-End) Sales Charge	Yes. 5.25% for Equity Funds and 3.75% for Fixed Income Funds, payable at time of purchase. Lower sales charges are available for larger investments. See the chart under “Class A” section of this Prospectus.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.
Deferred (CDSC) Sales Charge	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	No.	No.
Distribution and Service (Rule 12b-1) Fees	0.25% annual fee.	No.	No.
Redemption Fees	No.	No.	No.
The following pages cover additional details about each share class, including information about share class eligibility, initial and deferred sales charges, and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge on the Funds' website at www.ssgafunds.com.
Class A
Class A shares are available to the general public for investment through qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds' Distributor.

When you buy Class A shares, you pay an initial (or front-end) sales charge at the time of your investment, which is included in the offering price, unless you qualify for a sales charge reduction or waiver. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The actual sales charge you pay may vary slightly from the rates disclosed due to rounding.
Equity Funds (SSGA Domestic Equity Funds and SSGA International Equity Funds)
Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000-$99,999	4.50%	4.71%	4.00%
$100,000-$249,999	3.50%	3.63%	3.25%
$250,000-$499,999	2.50%	2.56%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	Advanced Commission[1,2]
[1]	Class A advanced commission for purchases over $1 million:

1.00%	First $3 million
Plus 0.50%	Next $12 million
Plus 0.25%	Over $15 million
[2]	If you purchase $1,000,000 or more of Class A shares of a Fund, you will not be assessed a sales charge at the time of purchase. The Distributor pays broker-dealers advanced commissions that are calculated on a year-by-year basis based on the amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advanced commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase. You may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.
Fixed Income Funds (SSGA Fixed Income Fund)
Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	3.00%
$250,000-$499,999	2.25%	2.30%	2.00%
$500,000-$999,999	1.75%	1.78%	1.50%
$1,000,000 or More	None	None	Advanced Commission[1,2]
[1]	Class A advanced commission for purchases over $1 million:

1.00%	First $3 million
Plus 0.50%	Next $12 million
Plus 0.25%	Over $15 million
[2]	If you purchase $1,000,000 or more of Class A shares of the Fund, you will not be assessed a sales charge at the time of purchase. The Distributor pays broker-dealers advanced commissions that are calculated on a year-by-year basis based on the amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advanced commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase. You may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.
Reducing Your Class A Sales Charge
The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A share purchases, often referred to as “breakpoint discounts”: Right of Accumulation or a Letter of Intent. Each of these methods is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the State Street Funds that offer Class A shares in which you invest (as described below) even if such State Street Funds are held in accounts with different Financial Intermediaries, as well as purchases of Class I and Class N shares of all State Street Funds (other than shares of money market funds) to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the State Street Funds that you would like to have one or more of the State Street Funds linked together for purposes of reducing the initial sales charge.
Right of Accumulation. You may qualify for a reduction in the sales charge you pay for purchases of Class A shares through Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals of any Class A, Class I, and Class N shares of a State Street Fund (other than shares of money market funds) held in:
1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.
In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary or the State Street Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the State Street Funds may verify (1) the number of shares of the State Street Funds held in your account(s) with State Street Funds, (2) the number of shares of the State Street Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the State Street Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.
Gifting of Shares. If you make a gift of shares, upon your request, you may combine purchases, if made at the same time, under right of accumulation of Class A, Class I and Class N shares of a State Street Fund (other than any shares of money market funds) at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Funds' right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to State Street or their agents at the time of purchase to exercise this right.
Letter of Intent. In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A shares of one or more State Street Funds within a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. Purchases of Class A shares of one or more State Street Funds you make over the 13- month period will be combined and you will pay the same sales charge on the new Class A shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary. Purchases submitted not more than three months prior to the date the Letter of Intent is received are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent; however, the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. In addition, investors do not receive credit for shares purchased by the reinvestment of distributions.
The Letter of Intent is a non-binding commitment upon the investor to purchase the full amount indicated. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining in your name) until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of the applicable sales charge.
To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs, call (800) 647-7327. These programs may be terminated or amended at any time.
Waiver OfThe Class A Sales Charge
A sales charge (“load”) may not be imposed on Class A shares of the Funds if the shares were:

1.	Acquired through the reinvestment of dividends and capital gain distributions.
2.	Acquired in exchange for shares of another Class A State Street Fund that were previously assessed a sales charge. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.
3.	Bought in State Street Funds that do not offer Class N (no load) shares[1] by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986 (the “Code”)) of:
•	The State Street Funds
•	State Street Corporation and its subsidiaries and affiliates
4.	Bought by employees of:
•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.
•	Financial Intermediaries of financial institutions that have entered into selling agreements with the Funds or Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund Shares). This waiver includes the employees' immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Code).
5.	Bought by:
•	Authorized retirement plans serviced or sponsored by a Financial Intermediary, provided that such Financial Intermediary has entered into an agreement with the Fund's Distributor or with the Fund with respect to such purchases at NAV.
•	Investors who are directly rolling over or transferring shares from an established State Street Fund or State Street qualified retirement plan. Rolling over or transferring shares involves the transferring of shares (in-kind); there is no cash movement associated with the transaction.
•	Clients of Financial Intermediaries that (i) charge an ongoing fee for advisory, management, consulting or similar services, or (ii) have entered into an agreement with the Fund's Distributor to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.
•	Insurance company separate accounts.
•	Tuition Programs that qualify under Section 529 of the Code.
6.	Bought with proceeds from the sale of Class A shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A Account Reinstatement Privileges below.
7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you sell the Fund Shares you received in connection with the plan of reorganization.
Additional Sales Charge Waiver Disclosure
Sales charge waivers are available for eligible purchases of shares made directly though the State Street Funds advised by SSGA FM, and may be available for eligible purchases made through Financial Intermediaries that offer Class A shares on a load-waived basis to you and all similarly situated customers in accordance with the Financial Intermediary's policies and procedures.
Some Financial Intermediaries do not provide all of the sales charge waivers that are available when you purchase shares of the State Street Funds, including sales charge waivers for certain types of accounts, investors, relationships or transactions. Consult your financial advisor to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your Financial Intermediary. You may need to invest directly through another Financial Intermediary in order to take advantage of a specific sales charge waiver offered by a Fund.
Similarly, when purchasing through a Financial Intermediary, your eligibility to receive sales charge waivers and reductions through reinstatement, rights of accumulation and letters of intent depends on the policies and procedures of the Financial Intermediary.
In all instances, it is the purchaser's responsibility to notify State Street Global Advisors at (800) 647-7327 or the purchaser's Financial Intermediary of any relationship or other facts qualifying the purchaser for sales charge reduction or waivers. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.
1
State Street Funds that offer Class N Shares include: SSGA Dynamic Small Cap Fund (SVSCX), State Street Disciplined Emerging Markets Equity Fund (SSEMX), SSGA Enhanced Small Cap Fund (SESPX), SSGA High Yield Bond Fund (SSHYX), SSGA International Stock Selection Fund (SSAIX) and SSGA S&P 500 Index Fund (SVSPX).

How the CDSC is Calculated
The State Street Funds calculate the CDSC by treating all purchases made in a given month as though they were made on the first day of the month.
The CDSC will be multiplied by then current market value or the original cost of shares being redeemed, whichever is less. To minimize the CDSC, shares not subject to any charge, including share appreciation, or acquired through reinvestment of dividends or capital gain distributions, are redeemed first followed by shares held the longest time.
You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.
Waiver of the CDSC
In the following situations, no CDSC is imposed on redemptions of Class A shares of the Funds:
1.	If you participate in the Automatic Withdrawal Plan (AWP). Redemptions made on a regular periodic basis (e.g. monthly) will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 10% annually of the current market value of the account balance. Redemptions made as part of a required minimum distribution are also included in calculating amounts eligible for this waiver. For information on the Automatic Withdrawal Plan, please see Service Options.
2.	If you are a registered participant or beneficial owner of an account and you die or become disabled (as defined in Section 72(m)(7) of the Code). This waiver is only available for accounts open prior to the shareholder's or beneficiary's death or disability, and the redemption must be made within one year of such event. Subsequent purchases into such account are not eligible for the CDSC waiver. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.
3.	Redemptions that represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If you maintain more than one IRA, only the assets credited to the IRA that is invested in one or more of the State Street Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.
4.	A distribution from a qualified retirement plan by reason of the participant's retirement.
5.	Redemptions that are involuntary and result from a failure to maintain the required minimum balance in an account.
6.	Exchanges in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund Shares you receive in connection with the plan of reorganization.
7.	Exchanges for shares of the same class of another State Street Fund. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares. For purposes of the CDSC, shares will continue to age from the date of the original purchase of the Fund Shares.
8.	Redemption of shares purchased through employer sponsored retirement plans and deferred compensation plans. The CDSC, however, will not be waived if the plan redeems all of the shares that it owns on behalf of participants prior to the applicable CDSC period, as defined above.
9.	Redemptions as part of annual IRA custodial fees.
10.	Acquired through the reinvestment of dividends and capital gains distributions.
11.	Appropriate documentation may be required. Please refer to Class A Account Reinstatement Privileges below.
Class A Account Reinstatement Privileges
You may purchase Class A shares at NAV within 90 days of the sale with no sales charge by reinstating all or part of your proceeds into the same account that the sale or distribution occurred. Any applicable CDSC in connection with the redemption in Class A shares will be credited and aging will begin at original purchase date. Please note that a redemption and reinstatement are considered to be a sale and purchase for tax-reporting purposes.
Class I
Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class I shares.
Class I shares are available to the following categories of investors and/or investments:

1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in:
•	discretionary and non-discretionary advisory programs;
•	fund supermarkets;
•	asset allocation programs;
•	other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund Shares or for otherwise participating in the program; or
•	certain other investment programs that do not charge an asset-based fee;
2.	Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);
3.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code;
4.	Certain other registered open-end investment companies whose shares are distributed by the Distributor;
5.	Certain retirement and deferred compensation programs established by State Street Corporation or its affiliates for their employees or the Funds' Trustees;
6.	Current or retired Directors or Trustees of the State Street Funds, officers and employees of SSGA, and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such person is a beneficiary;
7.	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser;
8.	The reinvestment of dividends from Class I shares in additional Class I shares of a Fund; and
9.	Qualified recordkeepers with a distribution and/or fund servicing agreement maintained with the Funds' Distributor.
The minimum investment for Class I shares is $1,000,000.
Class K
Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class K shares.
Class K shares are available to the following categories of investors:
1.	Qualified recordkeepers with an applicable agreement maintained with the Funds' Distributor;
2.	Defined benefit plans, defined contribution plans, endowments and foundations with greater than $10,000,000 in a qualified tax-exempt plan;
3.	Employers with greater than $10,000,000 in the aggregate between qualified and non-qualified plans that they sponsor; and
4.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.
The minimum investment for Class K shares is $10,000,000.
How to Initiate a Purchase Request
Investing in the State Street Funds Through a Financial Intermediary
If you currently do not have an account with SSGA FM, you may establish a new account and purchase shares of the State Street Funds through a Financial Intermediary, such as a bank, broker, or investment adviser. Please consult your Financial Intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the State Street Funds, such as Automatic Investment and Withdrawals Plans, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a Financial Intermediary, such as a bank or broker, the Financial Intermediary should have the documents that you will need.
Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the State Street Funds. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Telephone. You may call the State Street Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the State Street Funds to request a purchase of shares. See Contacting the State Street Funds.

Opening Accounts and Purchasing By Mail. You may send the State Street Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the State Street Funds to make an exchange. For the State Street Funds' addresses, see Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
How to Pay for a Purchase
By Wire. Please call the State Street Funds for instructions and policies on purchasing shares by wire. See Contacting the State Street Funds. All wires should be in U.S. dollars and immediately available funds.
By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “State Street Funds” and include the appropriate fund name and account number (e.g., “State Street Disciplined Emerging Markets Equity Fund—a/c #xxx”) in the memo section of the check.
By Exchange. You may purchase shares of a State Street Fund, provided the Funds' minimum investment is met, using the proceeds from the simultaneous redemption of shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares below.
In-Kind Purchase of State Street Fund Shares. The State Street Funds, in their sole discretion, may permit you to purchase State Street Fund Shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the State Street Funds for more information, including additional restrictions. See Contacting the State Street Funds.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading.
For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
The time on a business day that your purchase order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Purchase below.
If your purchase request is not in good order, it may be rejected.
For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the State Street Funds.
Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase State Street Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The State Street Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the State Street Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another State Street Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing State Street Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Redeeming Shares
By Telephone. You may call the State Street Funds to request a redemption of shares. See Contacting the State Street Funds.
By Mail. You may send a written request to the State Street Funds to redeem from a Fund account or to make an exchange. See Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the State Street Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.
The time on a business day that your redemption order is received may impact your right to receive a dividend declared on such business day, please see Dividends and Distributions—Dividend Payment Policy Upon Redemption below.
How to Receive Redemption Proceeds
By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
By Wire. When redeeming shares of a State Street Fund, you may instruct the State Street Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The State Street Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.
By Exchange. You may have the proceeds of a State Street Fund redemption invested directly into shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail.
By Check. You may have the proceeds of a State Street Funds redemption paid by check and sent to the address shown on the State Street Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The State Street Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.
Other Redemption Policies that You Should Know
Redemptions within 15 Days of Purchase. If you purchased State Street Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the State Street Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. If, due to your redemptions or exchanges, your account balance for a Fund falls below a minimum amount set by the Fund (presently, the minimum initial investment of your selected share class), the Fund may choose to redeem the shares in the account and mail you the proceeds. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in a Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
In-Kind Redemptions. The State Street Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in-kind of readily marketable securities from the portfolio of the State Street Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.
Suspension of Shareholder Redemptions. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the 1940 Act.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one State Street Fund to simultaneously purchase shares of a different State Street Fund. Exchanges may be made within the same class (i.e. Class A shares for Class A shares; Class I shares for Class I shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares above.
Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging shares of a State Street Fund for shares of another fund is a taxable event and may result in capital gain or loss. See Tax Considerations below.
If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the State Street Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
Share Class Conversions
You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided that you are eligible to buy that share class and that certain conditions are met. This conversion feature is intended for shares held through a Financial Intermediary offering a fee-based or wrap fee program that has an agreement with the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Class N shares of a State Street Fund may be converted to Class I shares of the same State Street Fund. Not all share classes are available through all Financial Intermediaries. If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares at the time of conversion. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information. Please contact your Financial Intermediary regarding the tax consequences of any conversion and for additional information.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the State Street Funds. The State Street Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Board ofTrustees of the State Street Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.
As a means to protect each State Street Fund and its shareholders from Excessive Trading:
•	The State Street Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•	The State Street Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the State Street Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and
•	With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The State Street Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds' transfer agent.
While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
A State Street Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Service Options
Dividend and Capital Gain Distribution Option
You may set up your State Street Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different State Street Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distribution elections will be reinvested at the then-current net asset value of the Fund.
Please refer to Dividends and Distributions below for additional information.
Automatic Withdrawal Plan
If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the bank account you designate two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.
Telephone Redemptions and Exchanges
You may set up your State Street Fund account so that if you request over the telephone to redeem State Street Fund Shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the State Street Funds to act on your telephonic instructions to exchange State Street Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one State Street Fund to another State Street Fund of the same share class.

Automatic Investment Plan
Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Each State Street Fund reserves the right to cancel your automatic investment plan if any correspondence sent by the Fund is returned by the postal or other delivery service as “undeliverable.”
Additional Shareholder Information
Account Transfers
To effect a change in account registration (for example, to add a new joint owner), a shareholder of a State Street Fund may request to open a new account in the same State Street Fund (referred to as a “transfer”). To effect a transfer, the State Street Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the State Street Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.
Responsibility for Fraud
The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, without notice, to:
1.	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
2.	Accept initial purchases by telephone;
3.	Freeze any account and/or suspend account services if the State Street Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;
4.	Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;
5.	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and
6.	Redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.
Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Fund.
Dividends and Distributions
Each Fund intends to declare and pay dividends as noted in the following table:
SSGA Fund	Dividends Declared	Dividends Paid
SSGA High Yield Bond Fund	Monthly	Monthly
All other SSGA Funds	Annually	Annually
Excess dividends and capital gains, if any, generally are distributed in December.
When an SSGA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.
Distribution Options. You can choose from four different distribution options as indicated on the application:

•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distribution elections will be reinvested at the then-current net asset value of the Fund.
Dividend Policy Upon Purchase. Purchases made by check, Federal Wire or exchange from an existing SSGA Fund will earn dividends and/or capital gains if they are invested in the Fund prior to the record date of the distribution.
Dividend Payment Policy Upon Redemption. All written requests and redemption proceeds that are sent by check or ACH (versus wire) will receive that day's dividend.
Delivery of Documents to Accounts Sharing an Address
To reduce expenses, we may mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 997-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.
Tax Considerations
The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned for one year or less generally will be taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions of investment income reported by a Fund as derived from “qualified dividend income,” which will not include income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.
Any gain resulting from the redemption of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a Fund.

A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If the Fund does not qualify for or does not make such election, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to liquidate its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to a U.S. withholding tax at the 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.
The U.S. Treasury and IRS generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Internal Revenue Code of 1986, as amended, and the U.S. Treasury and IRS guidance issued thereunder or under an applicable intergovernmental agreement between the United States and a foreign government (collectively, “FATCA”). Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
Financial Intermediary Arrangements
Distribution Arrangements and Rule 12b-1 Fees
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate the Distributor (or others) for services in connection with the distribution of a Fund's Class A shares and for services provided to shareholders in those classes (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each Fund's net assets attributable to its Class A shares. Because these fees are paid out of the assets of a Fund attributable to its Class A shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.
In addition to payments under the Plan, the Funds may reimburse the Distributor or its affiliates for payments it makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Other Payments to Financial Intermediaries.”  The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Other Payments to Financial Intermediaries
Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The compensation paid by the Distributor or its affiliates to a Financial Intermediary is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by the Distributor or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
The Distributor and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The State Street Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the State Street Funds' behalf. The Financial Intermediary is responsible for transmitting your purchase request and funds in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will not be responsible for delays by the Financial Intermediary in transmitting your purchase request, including timely transfer of payment, to a Fund. Therefore, orders received for a State Street Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) prior to the time the Fund's share price is determined will be deemed accepted by the Fund the same day and will be executed at that day's closing share price.
If you are purchasing, selling, exchanging or holding State Street Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

Financial Highlights
The financial highlight tables on the following pages are intended to help you understand the financial performance of the below classes for each of the Funds since inception of each class of the Fund. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2016 and August 31, 2015 has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Funds' financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. The financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI. The information for the period ended August 31, 2014 was audited by the Funds' previous independent registered public accounting firm.
For a Share Outstanding Throughout Each Period.
	SSGA High Yield Bond Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 7.55	$ 8.36	$ 8.41
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.38	0.41	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.63)	(0.07)
Total from investment operations	0.35	(0.22)	—
Distributions to shareholders from:
Net investment income	(0.40)	(0.44)	(0.05)
Net realized gains	—	(0.15)	—
Total distributions	(0.40)	(0.59)	(0.05)
Net asset value, end of period	$ 7.50	$ 7.55	$ 8.36
Total return(d)	5.02%	(2.57)%	(0.05)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 11	$ 9	$ 10
Ratios to average net assets:
Total expenses(c)(f)	1.25%	1.11%	1.19%
Net expenses(c)(f)	0.91%	0.94%	0.93%
Net investment income (loss)(c)(f)	5.22%	5.21%	5.18%
Portfolio turnover rate(d)	77%	100%	79%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA High Yield Bond Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 7.56	$ 8.36	$ 8.41
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.40	0.42	0.07
Net realized and unrealized gain (loss)	(0.03)	(0.61)	(0.07)
Total from investment operations	0.37	(0.19)	—
Distributions to shareholders from:
Net investment income	(0.42)	(0.46)	(0.05)
Net realized gains	—	(0.15)	—
Total distributions	(0.42)	(0.61)	(0.05)
Net asset value, end of period	$ 7.51	$ 7.56	$ 8.36
Total return(d)(e)	5.26%	(2.22)%	(0.03)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 342	$ 467	$ 10
Ratios to average net assets:
Total expenses(c)(f)	1.01%	0.87%	0.94%
Net expenses(c)(f)	0.67%	0.70%	0.68%
Net investment income (loss)(c)(f)	5.48%	5.42%	5.43%
Portfolio turnover rate(d)	77%	100%	79%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA High Yield Bond Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 7.56	$ 8.36	$ 8.41
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.39	0.45	0.07
Net realized and unrealized gain (loss)	(0.02)	(0.62)	(0.07)
Total from investment operations	0.37	(0.17)	—
Distributions to shareholders from:
Net investment income	(0.43)	(0.48)	(0.05)
Net realized gains	—	(0.15)	—
Total distributions	(0.43)	(0.63)	(0.05)
Net asset value, end of period	$ 7.50	$ 7.56	$ 8.36
Total return(d)(e)	5.32%	(2.16)%	(0.02)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$28,011	$ 9	$ 10
Ratios to average net assets:
Total expenses(c)(f)	0.77%	0.67%	0.81%
Net expenses(c)(f)	0.42%	0.50%	0.50%
Net investment income (loss)(c)(f)	5.41%	5.66%	5.63%
Portfolio turnover rate(d)	77%	100%	79%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA Dynamic Small Cap Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$37.21	$37.32	$37.38
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.17	0.19	(0.01)
Net realized and unrealized gain (loss)	3.33	(0.13)	(0.05)
Total from investment operations	3.50	0.06	(0.06)
Distributions to shareholders from:
Net investment income	(0.29)	(0.17)	—
Net asset value, end of period	$40.42	$37.21	$37.32
Total return(d)(e)	9.48%	0.15%	(0.16)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 170	$ 10	$ 10
Ratios to average net assets:
Total expenses(c)(f)	2.39%	2.28%	3.04%
Net expenses(c)(f)	1.22%	1.30%	1.20%
Net investment income (loss)(c)(f)	0.46%	0.49%	(0.17)%
Portfolio turnover rate(d)	115%	73%	189%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA Dynamic Small Cap Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$37.25	$37.33	$37.38
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.24	0.25	0.00 (d)
Net realized and unrealized gain (loss)	3.36	(0.10)	(0.05)
Total from investment operations	3.60	0.15	(0.05)
Distributions to shareholders from:
Net investment income	(0.31)	(0.23)	(0.00) (d)
Net asset value, end of period	$40.54	$37.25	$37.33
Total return(e)(f)	9.75%	0.40%	(0.13)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,703	$1,282	$ 10
Ratios to average net assets:
Total expenses(c)(g)	2.14%	2.03%	2.79%
Net expenses(c)(g)	0.98%	1.05%	0.95%
Net investment income (loss)(c)(g)	0.65%	0.65%	0.08%
Portfolio turnover rate(e)	115%	73%	189%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amount is less than $0.005 per share.
(e)	Periods less than one year are not annualized.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(g)	The ratios for periods less than one year are annualized.

	SSGA Dynamic Small Cap Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$37.33	$37.34	$37.38
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.32	0.36	0.01
Net realized and unrealized gain (loss)	3.37	(0.13)	(0.05)
Total from investment operations	3.69	0.23	(0.04)
Distributions to shareholders from:
Net investment income	(0.35)	(0.24)	—
Net asset value, end of period	$40.67	$37.33	$37.34
Total return(d)(e)	9.97%	0.61%	(0.11)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 11	$ 10	$ 10
Ratios to average net assets:
Total expenses(c)(f)	1.94%	1.83%	2.62%
Net expenses(c)(f)	0.78%	0.85%	0.76%
Net investment income (loss)(c)(f)	0.85%	0.94%	0.26%
Portfolio turnover rate(d)	115%	73%	189%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA Enhanced Small Cap Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$14.78	$17.11	$17.23
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.13	0.17	(0.02)
Net realized and unrealized gain (loss)	0.53	0.11	(0.10)
Total from investment operations	0.66	0.28	(0.12)
Distributions to shareholders from:
Net investment income	(0.09)	(0.09)	—
Net realized gains	(1.41)	(2.52)	—
Total distributions	(1.50)	(2.61)	—
Net asset value, end of period	$13.94	$14.78	$17.11
Total return(d)(e)	5.36%	1.51%	(0.70)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 134	$ 179	$ 99
Ratios to average net assets:
Total expenses(c)(f)	1.89%	1.67%	1.98%
Net expenses(c)(f)	0.95%	0.95%	0.93%
Net investment income (loss)(c)(f)	0.98%	1.09%	(0.77)%
Portfolio turnover rate(d)	77%	90%	71%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA Enhanced Small Cap Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$14.81	$17.12	$17.23
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.15	0.20	(0.01)
Net realized and unrealized gain (loss)	0.54	0.12	(0.10)
Total from investment operations	0.69	0.32	(0.11)
Distributions to shareholders from:
Net investment income	(0.16)	(0.11)	—
Net realized gains	(1.41)	(2.52)	—
Total distributions	(1.57)	(2.63)	—
Net asset value, end of period	$13.93	$14.81	$17.12
Total return(d)(e)	5.61%	1.76%	(0.64)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 104	$ 90	$ 99
Ratios to average net assets:
Total expenses(c)(f)	1.64%	1.42%	1.73%
Net expenses(c)(f)	0.70%	0.70%	0.69%
Net investment income (loss)(c)(f)	1.15%	1.26%	(0.52)%
Portfolio turnover rate(d)	77%	90%	71%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA Enhanced Small Cap Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 14.83	$17.13	$17.23
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.15	0.21	(0.01)
Net realized and unrealized gain (loss)	0.57	0.14	(0.09)
Total from investment operations	0.72	0.35	(0.10)
Distributions to shareholders from:
Net investment income	(0.19)	(0.13)	—
Net realized gains	(1.41)	(2.52)	—
Total distributions	(1.60)	(2.65)	—
Net asset value, end of period	$ 13.95	$14.83	$17.13
Total return(d)(e)	5.83%	1.93%	(0.58)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$29,867	$ 135	$ 10
Ratios to average net assets:
Total expenses(c)(f)	1.43%	1.21%	1.50%
Net expenses(c)(f)	0.49%	0.50%	0.49%
Net investment income (loss)(c)(f)	1.15%	1.39%	(0.32)%
Portfolio turnover rate	77%	90%	71%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	State Street Disciplined Emerging Markets Equity Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 9.29	$ 19.22	$18.68
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.14	0.26	0.07
Net realized and unrealized gain (loss)(d)	0.04	(3.97)	0.46 (e)
Total from investment operations	0.18	(3.71)	0.53 (e)
Voluntary contribution by Advisor/Trustee	—	—	0.01
Distributions to shareholders from:
Net investment income	—	(0.38)	—
Net realized gains	(1.99)	(5.84)	—
Total distributions	(1.99)	(6.22)	—
Net asset value, end of period	$ 7.48	$ 9.29	$19.22
Total return(f)(i)	3.35%	(22.73)%	2.89%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 46	$ 19	$ 10
Ratios to average net assets:
Total expenses(c)(h)	1.69%	1.59%	1.77%
Net expenses(c)(h)	1.41%	1.45%	1.36%
Net investment income (loss)(c)(h)	1.88%	2.19%	2.27%
Portfolio turnover rate(f)	101%	78%	89%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Periods less than one year are not annualized.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.84%.
(h)	The ratios for periods less than one year are annualized.
(i)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

	State Street Disciplined Emerging Markets Equity Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 9.30	$ 19.23	$18.68
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.14	0.20	0.07
Net realized and unrealized gain (loss)(d)	0.07	(3.88)	0.47 (e)
Total from investment operations	0.21	(3.68)	0.54 (e)
Voluntary contribution by Advisor/Trustee	—	—	0.01
Distributions to shareholders from:
Net investment income	—	(0.41)	—
Net realized gains	(1.99)	(5.84)	—
Total distributions	(1.99)	(6.25)	—
Net asset value, end of period	$ 7.52	$ 9.30	$19.23
Total return(f)(i)	3.70%	(22.56)%	2.94%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,523	$ 1,447	$ 10
Ratios to average net assets:
Total expenses(c)(h)	1.46%	1.34%	1.52%
Net expenses(c)(h)	1.18%	1.20%	1.12%
Net investment income (loss)(c)(h)	1.80%	1.83%	2.52%
Portfolio turnover rate(f)	101%	78%	89%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Periods less than one year are not annualized.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.89%.
(h)	The ratios for periods less than one year are annualized.
(i)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

	State Street Disciplined Emerging Markets Equity Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 9.31	$ 19.23	$18.68
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.20	0.23	0.08
Net realized and unrealized gain (loss)(d)	0.03	(3.89)	0.46 (e)
Total from investment operations	0.23	(3.66)	0.54 (e)
Voluntary contribution by Advisor/Trustee	—	—	0.01
Distributions to shareholders from:
Net investment income	—	(0.42)	—
Net realized gains	(1.99)	(5.84)	—
Total distributions	(1.99)	(6.26)	—
Net asset value, end of period	$ 7.55	$ 9.31	$19.23
Total return(f)(i)	4.07%	(22.49)%	2.94%(g)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,701	$ 5	$ 10
Ratios to average net assets:
Total expenses(c)(h)	1.20%	1.15%	1.42%
Net expenses(c)(h)	0.92%	1.01%	0.97%
Net investment income (loss)(c)(h)	2.86%	1.78%	2.65%
Portfolio turnover rate(f)	101%	78%	89%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount previously presented has been restated by $0.01.
(f)	Periods less than one year are not annualized.
(g)	If the Adviser had not made a contribution during the period ended August 31, 2014, the total return would have been 2.89%.
(h)	The ratios for periods less than one year are annualized.
(i)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.

	SSGA International Stock Selection Fund
	Class A
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.64	$11.23	$11.54
Income (loss) from investment operations:
Net investment income (loss)(b)(c)	0.27	0.24	0.03
Net realized and unrealized gain (loss)	(0.58)	(0.73)	(0.34)
Total from investment operations	(0.31)	(0.49)	(0.31)
Distributions to shareholders from:
Net investment income	(0.28)	(0.10)	—
Net asset value, end of period	$10.05	$10.64	$11.23
Total return(d)(e)	(2.89)%	(4.39)%	(2.69)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 284	$ 16	$ 10
Ratios to average net assets:
Total expenses(c)(f)	1.46%	1.40%	1.50%
Net expenses(c)(f)	1.19%	1.20%	1.17%
Net investment income (loss)(c)(f)	2.73%	2.16%	1.65%
Portfolio turnover rate(d)	105%	60%	74%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA International Stock Selection Fund
	Class I
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$10.65	$11.24	$11.54
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.25	0.29	0.03
Net realized and unrealized gain (loss)	(0.53)	(0.76)	(0.33)
Total from investment operations	(0.28)	(0.47)	(0.30)
Distributions to shareholders from:
Net investment income	(0.27)	(0.12)	—
Net asset value, end of period	$10.10	$10.65	$11.24
Total return(d)(e)	(2.60)%	(4.21)%	(2.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$ 432	$ 499	$ 10
Ratios to average net assets:
Total expenses(c)(f)	1.21%	1.16%	1.24%
Net expenses(c)(f)	0.94%	0.95%	0.92%
Net investment income (loss)(c)(f)	2.45%	2.61%	1.90%
Portfolio turnover rate(f)	105%	60%	74%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

	SSGA International Stock Selection Fund
	Class K
	Year Ended 8/31/16	Year Ended 8/31/15	For the Period 7/7/14* - 8/31/14(a)
Net asset value, beginning of period	$ 10.67	$11.24	$11.54
Income (loss) from investment operations
Net investment income (loss)(b)(c)	0.28	0.28	0.04
Net realized and unrealized gain (loss)	(0.54)	(0.73)	(0.34)
Total from investment operations	(0.26)	(0.45)	(0.30)
Distributions to shareholders from:
Net investment income	(0.29)	(0.12)	—
Net asset value, end of period	$ 10.12	$10.67	$11.24
Total return(d)(e)	(2.44)%	(4.01)%	(2.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$75,816	$ 9	$ 10
Ratios to average net assets:
Total expenses(c)(f)	0.99%	0.96%	1.11%
Net expenses(c)(f)	0.73%	0.75%	0.73%
Net investment income (loss)(c)(f)	2.79%	2.54%	2.09%
Portfolio turnover rate(d)	105%	60%	74%
*	Commencement of operations.
(a)	Beginning with the year ended August 31, 2015, the Funds were audited by Ernst & Young LLP. The previous years/periods were audited by another independent registered public accounting firm.
(b)	Average daily shares outstanding were used for this calculation.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(d)	Periods less than one year are not annualized.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Results represent past performance and are not indicative of future results.
(f)	The ratios for periods less than one year are annualized.

Contacting the State Street Funds
Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	(800) 647-7327	Monday – Friday 7:00 am – 5:00 pm EST
Written requests should be sent to:
Regular mail	Registered, Express, Certified Mail
SSGA Funds P.O. Box 8317 Boston, MA 02266-8317	SSGA Funds 30 Dan Road Canton, MA 02021
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Funds' post office box, of purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.

Additional Information about the SSGA Funds
For more information about the SSGA Funds, the following documents are available without charge:
Annual and Semi-Annual Reports. Additional information about the SSGA Funds' investments is available in the SSGA Funds' most recent annual and semi-annual reports to shareholders. In each Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information. The SAI provides more detailed information about the SSGA Funds, including information about the SSGA Funds' policies with respect to selective disclosure of each Fund's portfolio holdings.
The annual report and the SAI for the Funds are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the SAI of the Funds, and may request other information or make other inquiries, by contacting:
State Street Global Markets LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 997-7327
The Prospectus, SAI and annual and semi-annual reports to shareholders also are available, free of charge, on the SSGA Funds' website at www.ssgafunds.com or from the Financial Intermediary through which Fund Shares are purchased or sold.
You may review and copy information about the SSGA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSGA Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-1520.
SSGACOMBSCSTATPRO	SSGA Funds' SEC File No. 811-05430

SSGA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

	Class N (formerly, Institutional Class)	Class A	Class I	Class K
SSGA Fixed Income Fund
SSGA HIGH YIELD BOND FUND	SSHYX	SSHGX	SSHJX	SSHKX
SSGA Domestic Equity Funds
SSGA DYNAMIC SMALL CAP FUND	SVSCX	SSSDX	SSSJX	SSSKX
SSGA ENHANCED SMALL CAP FUND	SESPX	SSESX	SSEVX	SSEWX
SSGA S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A
SSGA International Equity Funds
STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	SSEMX	SSELX	SSEOX	SSEQX
SSGA INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIPX	SSIQX

DECEMBER 19, 2016

This Statement of Additional Information (“SAI”) relates to the Prospectuses dated December 19, 2016, for the Class A shares, Class I shares, Class K shares and Class N shares.

This SAI is not a prospectus and should be read in conjunction with each applicable Fund’s Prospectuses. This SAI describes the SSGA Funds generally and provides additional information about the Funds. A copy of each Prospectus or the most recent Annual Reports to Shareholders (“Annual Reports”), which contain the Funds’ financial statements incorporated herein by reference, can be obtained free of charge, upon request, by calling 1-800-997-7327. You may also obtain the Prospectuses or Annual Reports through the SSGA Funds’ website at www.ssgafunds.com. Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus.

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GENERAL

The SSGA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012, as amended (the “Master Trust Agreement”).

The SSGA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). SSGA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any single issuer to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

The SSGA S&P 500 Index Fund may invest substantially all of its investable assets in the State Street Equity 500 Index Portfolio (the “S&P 500 Portfolio” or the “Portfolio”), an investment company with substantially the same investment objectives, policies and restrictions as the Fund. In this structure, the Fund is a “feeder” fund that invests exclusively in the S&P 500 Portfolio, the corresponding “master” portfolio with identical investment objectives. The S&P 500 Portfolio may accept investments from multiple feeder funds, which bear the S&P 500 Portfolio’s expenses in proportion to their assets. The S&P 500 Portfolio is a series of the State Street Master Funds (the “Master Funds”).

SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) serves as the investment manager of each Fund.

Effective December 18, 2015, the SSGA Emerging Markets Fund was renamed the State Street Disciplined Emerging Markets Equity Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.

In addition to the principal investment strategies and the principal risks of the Funds and Portfolio described in each Fund’s Prospectus, a Fund or the Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Funds, you should assume that the practices of the S&P 500 Portfolio are the same in all material respects as those of the SSGA S&P 500 Index Fund.

ADDITIONAL INVESTMENTS AND RISKS

To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques (unless otherwise noted).

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may invest in ADRs, GDRs and EDRs under certain circumstances as an alternative to directly investing in foreign securities. ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges, but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Funds listed above may invest in sponsored or unsponsored GDRs and EDRs to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

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ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs and GDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Asset-Backed Securities. SSGA High Yield Bond Fund may invest in asset-backed securities (“ABS”). ABS represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of ABS is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in ABS are ultimately dependent upon payment of the underlying instruments by the obligors, and the Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of ABS and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

Convertible Securities. SSGA High Yield Bond Fund, SSGA Enhanced Small Cap Fund, SSGA Dynamic Small Cap Fund, SSGA International Stock Selection Fund and State Street Disciplined Emerging Markets Equity Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Debt Securities. SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may invest in debt securities. The Funds may also invest in debt securities with broad credit ratings that may or may not be investment grade. Except for the SSGA High Yield Bond Fund, debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings” in Appendix A.

Equity Swaps. SSGA Dynamic Small Cap, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may invest in equity swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Adviser deems creditworthy. The Adviser will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSGA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

To gain additional market exposure, State Street Disciplined Emerging Markets Equity Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the manager uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

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Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”). SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency. State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may invest in foreign currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. The State Street Disciplined Emerging Markets Equity Fund may also deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) in order to seek to generate returns consistent with the Fund’s investment objective and strategies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the Funds may also purchase or sell listed or over-the-counter (“OTC”) foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. With the exception of State Street Disciplined Emerging Markets Equity Fund, the Funds will not speculate in foreign security or currency options or futures or related options.

No Fund except State Street Disciplined Emerging Markets Equity Fund may hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. With the exception of State Street Disciplined Emerging Markets Equity Fund, no Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts or will enter into a forward contract with a term of more than 36 months.

A Fund that invests in foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

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Foreign Securities SSGA High Yield Bond Fund, SSGA State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Funds’ securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, each Fund intends to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of a Fund’s assets in foreign securities, the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)	The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, each Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. Please see “American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts” below.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

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Forward Commitments. Each Fund, other than SSGA S&P 500 Index Fund, may invest in forward commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or other liquid assets (such as liquid high quality debt obligations) held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Forward Currency Transactions. SSGA High Yield Bond Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may participate in forward currency transactions. With the exception of State Street Disciplined Emerging Markets Equity Fund, the Funds’ participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to a Fund’s specific receivables or payables generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to “lock in” the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund (other than State Street Disciplined Emerging Markets Equity Fund) will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund’s assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund (other than State Street Disciplined Emerging Markets Equity Fund) may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When a Fund engages in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must segregate on its records liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, it must segregate liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” a forward currency position generally by entering into an offsetting position. The transaction costs to a Fund of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price. At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Government Mortgage-Related Securities. SSGA High Yield Bond Fund may invest in government mortgage-related securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-related securities. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable privately issued mortgage-related securities. Therefore, the effective maturity and market value of the Fund’s GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

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Residential mortgage loans are also pooled by FHLMC, a corporate instrumentality of the U.S. Government. The mortgage loans in FHLMC’s portfolio are not government backed; FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC securities. FHLMC also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA, not the U.S. Government.

Illiquid Securities. Each Fund may invest in illiquid securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. These securities may also include time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days, unless the Adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees of the SSGA Funds (the “Board” or “Board of Trustees”). The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Interfund Lending. Each Fund, other than SSGA High Yield Bond Fund, may participate in interfund lending. In accordance with an exemptive order received by SSGA Funds from the SEC, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. To the extent that the Funds borrow through the program, the costs of any such borrowings must be equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Initial Public Offerings (“IPOs”). Each Fund, other than SSGA High Yield Bond Fund and SSGA S&P 500 Index Fund, may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of SSGA.

IPO Holding Risk. Each Fund, other than the SSGA High Yield Bond Fund and SSGA S&P 500 Index Fund, may participate in IPO holding. IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Fund will receive an allotment of shares in an IPO sufficient to satisfy the Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. Each Fund, other than the SSGA High Yield Bond Fund and SSGA S&P 500 Index Fund, may participate in IPO trading. IPO trading is the practice of participating in an IPO with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase a Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

SSGA Enhanced Small Cap Fund does not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market.

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Mortgage-Related Securities. SSGA High Yield Bond Fund may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. The Fund may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Collateralized mortgage obligations (“CMOs”) may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to its terms. However, monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

Participation Certificates. State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign

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companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded OTC or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Preferred Stocks. SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund, may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Privately Issued Mortgage-Related Securities. SSGA High Yield Bond Fund may invest in privately issued mortgage-related securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. The Fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

Purchase of Other Investment Company Funds. Each Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies, including those advised by the Adviser. With respect to the SSGA S&P 500 Index Fund, these investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an exemptive order received by SSGA Funds from the SEC, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund-of-funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund-of-funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Registration under the Commodity Exchange Act. The Funds are operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds are limited in their ability to trade instruments subject to the Commodity Futures Trading Commission’s (the “CFTC”) jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

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Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, the Funds purchase securities from a financial institution that agrees to repurchase the securities at the Fund’s original purchase price plus interest within a specified time (normally one business day). A Fund will limit repurchase transactions to those member banks of the Federal Reserve System, and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, a Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Reverse Repurchase Agreements. Each Fund, other than SSGA S&P 500 Index Fund, may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions.” Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the securities. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable and mortgage-related securities issued by the GSEs and acquired by any of the Funds will be successful.

Stripped (Zero Coupon) Securities. SSGA High Yield Bond Fund may invest in stripped securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Section 4(a)(2) Commercial Paper. SSGA International Stock Selection Fund and SSGA S&P 500 Index Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Adviser may determine that Section 4(a)(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Securities Lending. Each Fund, other than the SSGA S&P 500 Index Fund, may lend portfolio securities with a value of up to 25% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A

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Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. A Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including: (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

Special Situations. SSGA High Yield Bond Fund, State Street Disciplined Emerging Markets Equity Fund, and SSGA International Stock Selection Fund may invest in special situations. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance a Fund’s capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid securities, as described above. Due to foreign ownership restrictions, such Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade.

Total Rate of Return Swaps. SSGA Dynamic Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may invest in total rate of return swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSGA Funds’ repurchase agreement guidelines.

Temporary Defensive Positions. From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if a Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at a Fund’s affiliated custodian. The Adviser has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

Treasury Inflation Protected Securities. SSGA High Yield Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers.

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

U.S. Government Obligations. Each Fund may invest in U.S. Government obligations. The types of U.S. Government obligations in which each Fund may at times invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration,

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Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association (“Fannie Mae” or “FNMA”). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each such Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and Freddie Mac (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt

Warrants. SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

When-Issued Transactions or Delayed Delivery Transactions. Each Fund may invest in when-issued transactions or delayed delivery transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund generally will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by a Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in the Fund’s NAV. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.

When effecting such transactions, cash or other liquid assets held by a Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations.

FUND SPECIFIC INVESTMENT STRATEGIES: A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund only:

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to

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those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the U.S. and in other developed countries. These risks include: (1) Volatile social, political and economic conditions in emerging or developing markets can cause exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. To the extent a Fund invests in securities denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

Applicable to SSGA High Yield Bond Fund:

Industry Concentration for Certain Fixed Income Securities. For purposes of determining whether the issuer of a security held by the Fund is part of a particular industry, the Adviser uses industry classifications identified in the Barclays Capital Index system for securities other than ABS. To the extent the Fund invests in ABS, the Adviser determines an industry concentration based on a variety of factors, which might in any case include an analysis of the nature and structure of the issuer, the type of underlying collateral, and the nature of the Fund’s interest. Certain securities backed by U.S. residential mortgage-related securities (“RMRS”) are classified by the Adviser on the basis of the FICO (Fair Isaac & Co.) scores associated with the mortgage pool to which they relate. The following classifications are currently used: mortgage pools with FICO scores of 700 and above are classified as RMRS – Prime; mortgage pools with FICO scores between 625 and 699 are classified as RMRS – Midprime; mortgage pools with FICO scores of 624 and below are classified as RMRS- Subprime.

Mortgage-Related Security Rolls. The Fund may participate in “forward roll” transactions with respect to mortgage-related securities it holds. In a forward roll transaction, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of

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mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments or the securities sold and the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements maturing not later than the expiration of the roll). Risks of mortgage-related security rolls include: (1) the risk of prepayment prior to maturity, and (2) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities.

A mortgage-backed security roll may have a leveraging effect on the Fund. Whether a mortgage-related security roll transaction produces a gain for the Fund depends upon the costs of the agreements (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or substantially the same security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Mortgage-related security transactions, as leveraging techniques, may increase the Fund’s yield in the manner described above; however, such transactions also increase the Fund’s risk to capital and may result in a shareholder’s loss of principal.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations.

Lower Rated Debt Securities. On the whole, issuers of non-investment grade debt have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes lower rated debt securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The Adviser may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings” in Appendix A.

High Risk, High Yield Bonds. The Fund will invest in high risk, high yield bonds. Securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or Baa by Moody Investors Service (“Moody’s”) involve greater risks, including credit and liquidity risk, than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the securities are vulnerable to non-payment and represents the lowest degree of speculation within the non-investment grade universe; and D indicates the bonds have failed to pay interest or principal and represents the highest degree of speculation. Please see “Risk Factors – Lower Rated Debt Securities” in this SAI.

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Loan Agreements. The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Credit Default Swaps and Total Return Swaps. The Fund may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap or a total return swap only with counterparties that the Adviser determines to meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). Additionally, the Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the swap agreement will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations under the swap agreement.

The Fund’s exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

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Interest Rate Swaps, Index Securities Referencing a Basket of Credit Default Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Fund may enter into such transactions for hedging purposes or to seek to increase total return. The use of interest rate swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment.

Additionally, these derivative transactions are subject to risks similar to those discussed under “Credit Default Swaps and Total Return Swaps” above.

Applicable to SSGA Enhanced Small Cap Fund, SSGA Dynamic Small Cap Fund and SSGA International Stock Selection Fund:

Exchange Traded Funds. An exchange-traded fund (“ETF”) is an investment company that trades like a stock throughout the day. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or unit investment trusts (“UITs”), they differ from traditional open-end companies and UITs in the following respects:

•	ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units”;

•	Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions; and

•	After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Applicable to State Street Disciplined Emerging Markets Equity Fund:

Interest Rate Transactions. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis. The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). When the Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date; however, the Fund may enter into these transactions to seek to generate returns. The Adviser believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, equity or liquid high-grade debt securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds’ Custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a

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default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will diminish compared to what it would have been if this investment technique was not used.

The Fund may enter into interest rate swaps to hedge its portfolio or to seek to generate investment returns. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.

Applicable to SSGA S&P 500 Index Fund:

SSGA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund.

In addition to the principal investment strategies and the principal risks of the Fund and S&P 500 Portfolio described in the Fund’s Prospectus the S&P 500 Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the S&P 500 Portfolio, you should assume that the practices of the Fund are the same in all material respects.

Rule 144A Securities. The S&P 500 Portfolio may also invest in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). Rule 144A securities will not be considered illiquid for purposes of the Fund’s and S&P 500 Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Rule 144A security.

Cash Reserves. The S&P 500 Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the S&P 500 Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the S&P 500 Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Futures Contracts and Options on Futures. The S&P 500 Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

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Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the S&P 500 Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the S&P 500 Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the S&P 500 Portfolio is unable to enter into a closing transaction, the amount of the S&P 500 Portfolio’s potential loss may be unlimited.

The S&P 500 Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices. The S&P 500 Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the OTC. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The S&P 500 Portfolio may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Applicable to SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund:

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this section of the SAI may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. Some Funds may also use derivative instruments to seek to generate investment returns. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the OTC markets. Some Funds will only engage in options and futures transactions for hedging purposes, and thus the Adviser believes that such strategies will not subject that Fund to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

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The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller

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under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The Funds may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. A Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the reference asset. If the price of the options or futures moves more or less than the price of reference asset, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the reference asset. The successful use of options and futures also depends on the Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the reference asset if the volatility of the reference asset is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the reference asset is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option. To the extent that a Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

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The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Swaps, Futures and Options Positions. The Funds will not use leverage in their swaps, options and futures strategies. Such investments (except for those by State Street Disciplined Emerging Markets Equity Fund) will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Description of Benchmark Indices.

The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

SSGA S&P 500 Index Fund. The S&P 500 Index (the “Index”) is composed of the common stocks of 500 companies which are chosen by Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The securities represent approximately 80% of the market value of all U.S. common stocks. Each stock in the Index is weighted by its float adjusted capitalization. Component stocks included in the Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process.

Additional Information Concerning the S&P 500

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, and has been licensed for use by SSGA. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The SSGA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, their respective affiliates (collectively “S&P Dow Jones Indices”), and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index. S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of shares of the SSGA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P Dow Jones Indices’ only relationship to the SSGA S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P Dow Jones Indices, which is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices have no obligation to take the needs of the SSGA S&P 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the price and number of shares of the SSGA S&P 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of shares of the SSGA S&P 500 Index Fund.

S&P Dow Jones Indices does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P Dow Jones Indices shall have no liability for any errors, omissions or interruptions therein. S&P Dow Jones Indices makes no warranty, express or implied, as to results to be obtained by the SSGA S&P 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any incidental, special, punitive, indirect or consequential damages (including lost profits, trading losses, lost time or goodwill), even if notified of the possibility of such damages.

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SSGA High Yield Bond Fund measures its performance against the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. High Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposures to a maximum 2% and redistributes the excess market value index-wide on a prorate basis. The index was incepted in 2004 with history from January 1, 1993.

SSGA Dynamic Small Cap Fund and SSGA Enhanced Small Cap Fund measure their performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

State Street Disciplined Emerging Markets Equity Fund measures its performance against the MSCI® Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2015, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

SSGA International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of Developed Markets countries excluding USA and Canada. The following countries are included: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this SAI. Countries may be added to or deleted from the list.

INVESTMENT RESTRICTIONS

Applicable to the SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA International Stock Selection Fund and SSGA S&P 500 Index Fund:

The Trust has adopted the following restrictions applicable to the Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

1.	A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

2.	A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

3.	A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

4.	A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

5.	A Fund may underwrite securities to the extent consistent with applicable law from time to time.

For SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund and SSGA International Stock Selection Fund:

6.	A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

For SSGA S&P 500 Index Fund:

6.

The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as

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defined in the 1940 Act) and tax exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index.

SSGA S&P 500 Index Fund invests substantially all of its assets in State Street Equity 500 Index Portfolio. The interest holders of State Street Equity 500 Index Portfolio approved the same fundamental investment restrictions as the SSGA S&P 500 Index Fund. In reviewing the description of the Fund’s investment restrictions above, you should assume that the investment restrictions of the State Street Equity 500 Index Portfolio are the same in all material respects as those of the Fund.

For each Fund, all percentage limitations (except the limitation to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions expressly identified as fundamental, or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without shareholder approval.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund, SSGA International Stock Selection Fund, SSGA Dynamic Small Cap Fund and SSGA Enhanced Small Cap Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund and SSGA Dynamic Small Cap Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Funds may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Funds.

The following restrictions are designated as non-fundamental with respect to the SSGA International Stock Selection Fund, SSGA Dynamic Small Cap Fund and SSGA Enhanced Small Cap Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

The following restrictions are designated as non-fundamental with respect to the SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund and SSGA S&P 500 Index Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will not make investments for the purpose of gaining control of an issuer’s management.

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including its investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

2.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

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3.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following restrictions are designated as non-fundamental with respect to the SSGA S&P 500 Index Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

2.	The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

The following restrictions are designated as non-fundamental with respect to the SSGA High Yield Bond Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund, SSGA International Stock Selection Fund, SSGA S&P 500 Index Fund and SSGA Dynamic Small Cap Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

1.	A Fund will neither invest in securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper) nor sweep cash into any non-governmental money market fund.

Additional Information

Fundamental Investment Restrictions (1) through (5), as numbered above, of the SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, SSGA International Stock Selection Fund and SSGA S&P 500 Index Fund, limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law as that law changes from time to time. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.

Applicable to State Street Disciplined Emerging Markets Equity Fund only:

The Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made. Except as specifically noted below:

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, their agencies and instrumentalities; and also, with respect to State Street Disciplined Emerging Markets Equity Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction.)

2.	The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction.)

3.	The Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction.)

4.	The Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction.)

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5.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction.)

6.	The Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction.)

7.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction.)

8.	The Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction.)

9.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction.)

10.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets. (Fundamental restriction.)

11.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction.)

12.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Nonfundamental restriction.)

13.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Nonfundamental restriction.)

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The Fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

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Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSGA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Introduction

The policies set forth below to be followed by State Street Bank and Trust Company (“State Street”) and SSGA FM (collectively with State Street, the “Service Providers”) for the disclosure of information about the portfolio holdings of the SSGA Funds. These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. The Board of Trustees of the Trust must approve all material amendments to the policy.

General Policy

It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.

No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund’s policies require that non-public disclosures of information regarding the Fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.

Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.

Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q (filed after the first and third fiscal quarters). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund’s fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund’s filings with the SEC or on their website.

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Press Interviews Brokers and Other Discussions

Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Trust may indicate that he owns XYZ Company for the Trust only if the Trust’s ownership of such company has previously been publicly disclosed.

Trading Desk Reports

The Adviser’s trading desk may periodically distribute lists of investments held by its clients (including the Trust) for the general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

Miscellaneous

Confidentiality Agreement. No non-public disclosure of the Funds’ portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust’s officers.

Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust’s custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

Additional Restrictions. Notwithstanding anything herein to the contrary, the Trust’s Board of Trustees, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.

Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust’s officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees of the Trust no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this SAI, the Adviser’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Additionally, certain of the Funds may invest in foreign securities. As a result, such investments by a Fund may be subject to restrictions on repatriation of capital and/or dividends that may cause the Adviser to change the assumed time horizon with respect to the investments. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

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The portfolio turnover rate of a Fund may also be affected by participation in IPOs. To the extent a Fund is authorized to participate in IPOs, the practice of immediately selling the security in the aftermarket could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows the Fund’s portfolio turnover rate during the fiscal years ended August 31. The portfolio turnover rate with respect to SSGA S&P 500 Index Fund reflects the portfolio turnover rate of the S&P 500 Portfolio.

Fund	2016	2015	2014
SSGA High Yield Bond Fund	77%	100%	79%
SSGA Dynamic Small Cap Fund	115%	73%	189%
SSGA Enhanced Small Cap Fund	77%	90%	71%
State Street Disciplined Emerging Markets Equity Fund	101%	78%	89%
SSGA International Stock Selection Fund	105%	60%	74%
SSGA S&P 500 Index Fund	6%	2%	2%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSGA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the SSGA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees may hold office for the life of the SSGA Funds subject to any retirement policy adopted by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the SSGA Funds (the “Independent Trustees”). The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSGA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Independent Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Independent Trustees shall be eligible to serve as a Chairman and (or Co-Chairman) of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Sub-Administrator or the Adviser or their affiliates, are responsible for the day-to-day management and administration of SSGA Funds’ operations. For the fiscal year ended August 31, 2016, the Board of Trustees held 7 meetings.

The Trustees listed below are also Trustees of the State Street Institutional Investment Trust and the State Street Master Funds and are responsible for generally overseeing their respective series. The State Street Master Trust Trustees oversee the S&P 500 Portfolio, in which the SSGA S&P 500 Index Fund generally invests substantially all of its assets. The Trustees listed below are also Trustees of the State Street Navigator Securities Lending Trust (the “Navigator Trust”) and its respective series. Except for Messrs. Holland and Taber, the Trustees listed below are also Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts (collectively, the “Elfun Funds”). The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and the officers of each of the Trusts.

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NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES

Michael F. Holland c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1944	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995- present).	68	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	74	Board Director and Chairman, SPDR Europe 1PLC Board (2011-Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

William L. Boyan c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1937	Trustee and Co-Chairman of the Valuation Committee	Term: Indefinite Elected: 1/14	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999). Mr. Boyan retired in 1999.	74	Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010); Member of Advisory Board of Florida Atlantic University Lifelong Learning Society.

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NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1988	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	74	2015 to present, Board member, The Doylestown Health Foundation Board.

Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	74

1998 to December 2008,

Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, AeroCare Holdings (privately held healthcare services company) (February 2003-Present); Board member, Regenesis Biomedical (health care services) (April 2012-present), Chairman, (January 2014 – present).

Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Co-Chairman of the Qualified Legal and Compliance Committee and Co-Chairman of the	Term: Indefinite Elected: 1/14	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of	74	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

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NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
	Governance Committee		Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).

Bruce D. Taber c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	Trustee and Co-Chairman of the Valuation Committee and Co-Chairman of the Governance Committee	Term: Indefinite Elected: 1991	1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	68

Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee and Co-Chairman of the Audit Committee	Term: Indefinite Elected: 1/14	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 - 1999); President, Boston Stock Exchange Depository Trust Company, 1981-1982; Treasurer, Nantucket Educational Trust, (2002-2007).	74

Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Term: Indefinite Appointed: 7/16	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009).	74	Trustee, Randolph-Macon College (2004-2016).

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NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INTERESTED TRUSTEE(1)

James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Term: Indefinite Elected: 1/14	Executive Vice President; State Street Global Advisors (2006 – present); Chairman and Director, SSGA Funds Management, Inc. (2012 – present); Principal, State Street Global Advisors (2006 – present); President, SSGA Funds Management, Inc. (2005 – 2012).	293

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
(1)	Mr. Ross is an Interested Trustee because of his employment by SSGA Funds Management, Inc., an affiliate of the Trust.

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The following lists the principal officers for SSGA Funds and the State Street Master Funds, as well as their mailing addresses and ages, positions with the Trusts and length of time served, and present and principal occupations:

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992-present).*

Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (2005- present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

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NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1973	Chief Compliance Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 to May 2013); Director of Compliance, AARP Financial Inc. (July 2008 to August 2010).

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NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Term: Indefinite Elected: 2/15	Vice President and Managing Counsel, State Street Global Advisors (2011 – present); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1976	Secretary	Term: Indefinite Elected: 9/16	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 –present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111 YOB: 1983	Assistant Secretary	Term: Indefinite Elected: 5/16	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 45 years of experience in the financial services industry including 20 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related committees of State Street Institutional Investment Trust and State Street Master Funds for 17 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. He also serves as a Trustee of the Navigator Trust.

William L. Boyan: Mr. Boyan is an experienced business executive with over 44 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 17 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Rina K. Spence: Ms. Spence is an experienced business executive with over 36 years of experience in the health care industry; her experience includes service as a trustee, director or officer of various investment companies, charities and utility companies and chief executive positions for various health care companies. She has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 17 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. She also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 43 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Board of Trustees and related committees of the State Street Institutional Investment Trust and the State Street Master Funds for 17 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

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James E. Ross: Mr. Ross is an experienced business executive with over 27 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees of the State Street Institutional Investment Trust and the State Street Master Funds for eight years and as President of the trusts for eight years and possesses significant experience regarding the trusts’ operations and history. He also serves as a Trustee of the Navigator Trust, the Elfun Funds and additional trusts that include series in which SSGA FM serves as investment adviser. Mr. Ross is also a senior executive officer of State Street Global Advisors. Mr. Ross is also on the Board of Governors of the Investment Company Institute.

William L. Marshall: Mr. Marshall is an experienced business executive with over 47 years of experience in the financial services industry; his experience includes service as an advisor trustee or officer of various investment companies and charities. He has served on the Board of Trustees and related committees of SSGA Funds for 28 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 41 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of SSGA Funds for 28 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 48 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related committees of SSGA Funds for 28 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of the Navigator Trust and the Elfun Funds.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 43 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related committees of SSGA Funds for 25 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of the Navigator Trust.

Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 40 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust’s Board of Trustees and related committees for 21 years and possesses significant experience regarding the trust’s operations and history. He also serves as a Trustee of the Elfun Funds.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended August 31, 2016, the Audit Committee held 3 meetings.

The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the

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Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended August 31, 2016, the Governance Committee held 3 meetings.

The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended August 31, 2016, the Valuation Committee held 3 meetings.

The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust’s Chief Compliance Officer; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended August 31, 2016, the QLCC held 3 meetings.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board of the Trust and as President of the Trust. Currently, Mr. Holland and Mr. Riley, both Independent Trustees, serve as Co-Chairpersons of the Board, Mr. Marshall and Mr. Williams serve as Co-Chairpersons of the Audit Committee, Mr. Shirk and Ms. Spence serve as Co-Chairpersons of the QLCC, Mr. Boyan and Mr. Taber serve as Co-Chairpersons of the Valuation Committee and Mr. Taber and Ms. Spence serve as Co-Chairpersons of the Governance Committee.

Mr. Ross, who is also an employee of the Adviser, serves as a Trustee of the Trust, and Ellen Needham, who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Ross and Ms. Needham provide the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Trust’s overall operation and Mr. Marshall and Mr. Williams provide a specialized perspective on audit matters.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and Internal Revenue Code of 1986, as amended (the “Code”). As needed, the Adviser discusses management issues regarding the Trust with the Board, and solicits the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

As of July 1, 2016, except as noted below, each Independent Trustee receives for his or her services to the State Street Master Funds, the State Street Institutional Investment Trust, SSGA Funds, the Elfun Funds and the Navigator Trust, a $170,000 annual base retainer in addition to $22,500 for each in-person meeting, $6,000 for each special in-person meeting and $2,500 for each telephonic meeting from the Trust. The Trust pays a fixed allocation of $18,000 per Fund. The Co-Chairmen receive an additional $50,000 annual

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retainer. The annual base retainer payable to Mr. Holland and to Mr. Taber is $164,000, and the annual Co-Chairmen retainer payable to Mr. Holland is $49,000 in light of the fact that neither Mr. Holland nor Mr. Taber serves as a member of the Board of Trustees of the Elfun Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of SSGA Funds’ expenses. However, the SSGA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2016, none of the Independent Trustees participated in the optional deferred compensation program. The SSGA Funds’ officers are compensated by the Adviser and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2016
	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST & FUND COMPLEX PAID TO TRUSTEES
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee	$51,756	$0	$0	$247,625
Michael F. Holland, Trustee	$62,081	$0	$0	$291,375
William L. Marshall, Trustee	$51,756	$0	$0	$247,625
Patrick J. Riley, Trustee	$61,580	$0	$0	$293,125
Richard D. Shirk, Trustee	$51,756	$0	$0	$247,625
Rina K. Spence, Trustee	$51,756	$0	$0	$247,625
Bruce D. Taber, Trustee	$52,141	$0	$0	$246,125
Douglas T. Williams, Trustee	$51,756	$0	$0	$247,625
Michael A. Jessee, Trustee[1]	$9,213	$0	$0	$64,266
NAME OF INTERESTED TRUSTEE
Gregory A. Ehret[2]	$0	$0	$0	$0
James E. Ross, Trustee	$0	$0	$0	$0

1	Mr. Jessee was appointed to the Board effective as of July 28, 2016.
2	Mr. Ehret served as a Trustee from August 2015 to December 2015.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

For any Fund that is not listed below for a Trustee, such Trustee beneficially owned no equity securities of the Fund for the calendar year ended December 31, 2015.

Name of Independent Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Boyan	None	None	None
Michael F. Holland	None	None	None
William L. Marshall	State Street Disciplined Emerging Markets Equity Fund	$10,001-50,000	Over $100,000
	SSGA Dynamic Small Cap Fund	Over $100,000
Patrick J. Riley	SSGA S&P 500 Index Fund	Over $100,000
	SSGA Dynamic Small Cap Fund	Over $100,000	Over $100,000
	SSGA International Stock Selection Fund	$50,001-$100,000
Richard D. Shirk	SSGA Dynamic Small Cap Fund	Over $100,000	Over $100,000
	State Street Disciplined Emerging Markets Equity Fund	$50,001-$100,000
	SSGA High Yield Bond Fund	Over $100,000
Rina K. Spence	None	None	None

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Name of Independent Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Bruce D. Taber	SSGA S&P 500 Index Fund	$10,001-$50,000	Over $100,000
	SSGA International Stock Selection Fund	$50,001-$100,000
	SSGA Dynamic Small Cap Fund	$10,001-$50,000
Douglas T. Williams	None	None	None
Michael A. Jessee[1]	None	None	None

Name of Interested Trustee
James E. Ross	SSGA Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000

1.	Mr. Jessee was appointed to the Board effective as of July 28, 2016.

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSGA Funds. These accounts include accounts maintained for securities lending clients and accounts that permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 21, 2016, State Street held of record less than 25% of the issued and outstanding shares of the SSGA Funds (in the aggregate) in connection with its discretionary accounts; however, State Street may hold more than 25% of such shares in any one series of the SSGA Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of SSGA Funds, as a group, own less than 1% of SSGA Funds’ voting securities as of November 21, 2016.

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of November 21, 2016, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund:

SSGA Enhanced Small Cap Fund—Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—84.78%

SSGA Dynamic Small Cap Fund – Class A shares

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—31.86%

SSGA Dynamic Small Cap Fund – Class K shares

•	SSGA Funds Management, Inc. Attention Funds Services Team, 1 Lincoln Street, Floor 22, Boston, MA 02111-2905—100.00%

SSGA Dynamic Small Cap Fund – Class N shares

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—31.49%

•	Morgan Stanley Smith Barney, Harborside Financial Center Plaza, Floor 3, 230 Exchange Place, Jersey City, NJ 07311—26.39%

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State Street Disciplined Emerging Markets Equity Fund– Class A shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—59.87%

State Street Disciplined Emerging Markets Equity Fund– Class I shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010—36.21%

State Street Disciplined Emerging Markets Equity Fund– Class K shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010—50.60%

•	Deep Springs College, Attn: Suzanne Kane C/O GAA Operations, 1 Lincoln St, Floor 26, Boston MA 02111-2901—48.79%

State Street Disciplined Emerging Markets Equity Fund– Class N shares

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—35.71%

SSGA International Stock Selection Fund – Class A shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—67.37%

SSGA International Stock Selection Fund – Class I shares

•	UBS WM USA, 1000 Harbor Boulevard, Weehawken, NJ 07086-6761—62.94%

SSGA International Stock Selection Fund – Class K shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010—49.13%

SSGA International Stock Selection Fund – Class N shares

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—62.94%

SSGA High Yield Bond Fund – Class A shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—85.67%

SSGA High Yield Bond Fund – Class I shares

•	UBS WM USA, 1000 Harbor Boulevard, Weehawken, NJ 07086-6761—44.53%

SSGA High Yield Bond Fund – Class K shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010—39.51%

SSGA High Yield Bond Fund – Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—59.34%

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•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—30.17%

As of November 21, 2016, to the knowledge of the Trust, the following shareholders owned of record 5% or more of the issued and outstanding shares of any class of a Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSGA Enhanced Small Cap Fund—Class N shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226 —6.13%

SSGA Dynamic Small Cap Fund – Class A shares

•	Morgan Stanley Smith Barney, Harborside Financial Center Plaza, Floor 3, 230 Exchange Place, Jersey City, NJ 07311—17.36%

•	Wells Fargo Clearing Services, A/C 3839-8762, 2801 Market Street, Saint Louis, MO 63103-2523 —14.16%

•	Wells Fargo Clearing Services, A/C 7946-9288, 2801 Market Street, Saint Louis, MO 63103-2523 —7.00%

•	SSGA Funds Management, Inc. Attention Funds Services Team, 1 Lincoln Street, Floor 22, Boston, MA 02111-2905 —6.52%

•	Wells Fargo Clearing Services, A/C 6200-5545, 2801 Market Street, Saint Louis, MO 63103-2523 —5.05%

SSGA Dynamic Small Cap Fund – Class I shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010—11.52%

•	UBS WM USA, 1000 Harbor Boulevard, Weehawken, NJ 07086-6761—8.06%

•	LPL Financial, A/C 1000- 0015, 4707 Executive Drive, San Diego, CA 92121-3091—6.43%

SSGA Dynamic Small Cap Fund – Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—15.68%

State Street Disciplined Emerging Markets Equity Fund– Class A shares

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—12.79%

•	Morgan Stanley Smith Barney, Harborside Financial Center Plaza, Floor 3, 230 Exchange Place, Jersey City, NJ 07311—23.86%

State Street Disciplined Emerging Markets Equity Fund– Class I shares

•	UBS WM USA, 1000 Harbor Boulevard, Weehawken, NJ 07086-6761—23.76%

State Street Disciplined Emerging Markets Equity Fund– Class N shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010—23.06%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226 —20.01%

SSGA International Stock Selection Fund – Class A shares

•	Wells Fargo Clearing Services, A/C 6675-9657, 2801 Market Street, Saint Louis, MO 63103-2523 —19.03%

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SSGA International Stock Selection Fund – Class I shares

•	Wells Fargo Clearing Services, A/C 4743-8207, 2801 Market Street, Saint Louis, MO 63103-2523 —13.64%

•	Wells Fargo Clearing Services, A/C 2226-3205, 2801 Market Street, Saint Louis, MO 63103-2523 —9.82%

•	Wells Fargo Clearing Services, A/C 8694-6421, 2801 Market Street, Saint Louis, MO 63103-2523 —5.34%

SSGA International Stock Selection Fund – Class N shares

•	Capinco, Care of U.S. Bank NA, 1555 N Rivercenter Dr, Suite 302, Milwaukee, WI 53212-3958—11.79%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—8.81%

•	VRSCO, FBO AIGFSB CUST TTEE FBO, Nassau Health Corporation 457, 2929 Allen Parkway Suite A6-20, Houston, TX 77019-7117—5.53%

SSGA High Yield Bond Fund – Class A shares

•	SSGA Funds Management, Inc. Attention Funds Services Team , 1 Lincoln Street, Floor 22, Boston, MA 02111-2905 —11.69%

SSGA High Yield Bond Fund – Class I shares

•	Wells Fargo Clearing Services, A/C 5461-2685, 2801 Market Street, Saint Louis, MO 63103-2523 —15.04%

•	Wells Fargo Clearing Services, A/C 4116-8522, 2801 Market Street, Saint Louis, MO 63103-2523 —10.36%

•	Wells Fargo Clearing Services, A/C 1174-4703, 2801 Market Street, Saint Louis, MO 63103-2523 —5.18%

•	Wells Fargo Clearing Services, A/C 1125-3453, 2801 Market Street, Saint Louis, MO 63103-2523 —5.16%

SSGA High Yield Bond Fund – Class K shares

•	Post Holdings Inc., Attn: Suzanne Johnston, 1 Lincoln Street, Floor 24, Boston, MA 02111-2900 —20.98%

•	Community Health Endowment of Lincoln Nebraska, Attn: Suzanne Johnston, 1 Lincoln Street, Floor 24, Boston, MA 02111-2900—14.09%

•	State Street Bank & Trust Co. Retirement Plan for Employees of Fiduciary Trust Co., Attn: Suzanne Johnston, 1 Lincoln Street, Floor 24, Boston, MA 02111-2900 —11.43%

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INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

SSGA Funds Management, Inc. serves as the SSGA Funds’ investment adviser pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisers (“SSGA”), the investment management arm of State Street Corporation. State Street, the SSGA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Adviser. The address of the Adviser and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that such continuance is specifically approved at least annually by (a) the Trustees or by the vote of a majority of the outstanding voting securities of a Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Adviser or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Adviser directs the Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Adviser. The management fee rate is a percentage of the average daily NAV of a Fund, calculated daily and paid monthly.

The SSGA S&P 500 Index Fund currently invests all of its assets in the S&P 500 Portfolio, which has the same investment objectives and substantially the same investment policies as the Fund. As long as the SSGA S&P 500 Index Fund remains completely invested in the S&P 500 Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. The SSGA S&P 500 Index Fund may withdraw its investment from the S&P 500 Portfolio at any time if the Board of Trustees determines that it is in the best interests of the SSGA S&P 500 Index Fund and its shareholders to do so. The Board has retained the Adviser as investment adviser to manage the SSGA S&P 500 Index Fund’s assets in the event that the SSGA S&P 500 Index Fund withdraws its investment from the S&P 500 Portfolio.

The Adviser is also the investment adviser to the S&P 500 Portfolio pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Adviser and Master Funds, on behalf of the S&P 500 Portfolio. The Adviser receives an investment advisory fee with respect to the S&P 500 Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement. The SSGA S&P 500 Index Fund, through its investment in the S&P 500 Portfolio, bears a proportionate part of the management fees paid by the S&P 500 Portfolio (based on the percentage of the S&P 500 Portfolio’s assets attributable to the Fund).

Advisory Expenses. The following table shows the expenses each Fund accrued to the Adviser during the fiscal years ended August 31:

Fund	2016	2015	2014
SSGA High Yield Bond Fund	$222,758	$270,287	$300,634
SSGA Dynamic Small Cap Fund	$213,588	$186,047	$164,960
SSGA Enhanced Small Cap Fund	$149,999	$161,873	$145,376
State Street Disciplined Emerging Markets Equity Fund	$1,052,792	$2,666,040	$6,952.265
SSGA International Stock Selection Fund	$2,310,951	$2,695,982	$2,952,493

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The Adviser has contractually agreed to waive the advisory fee and/or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements, shown in the chart below, were in effect through December 31, 2017. The applicable amount of such waivers and reimbursements are also shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2016	2015	2014
SSGA High Yield Bond Fund	Reimbursement of all expenses in excess of 0.50%	$222,412	$141,437	$42,782
SSGA Dynamic Small Cap Fund	Reimbursement of all expenses in excess of 0.85%	$325,774	$241,438	$137,039
SSGA Enhanced Small Cap Fund	Reimbursement of all expenses in excess of 0.50%	$305,466	$255,589	$170,993
State Street Disciplined Emerging Markets Equity Fund	Reimbursement of all expenses in excess of 1.00%	$366,603	$512,864	$407,189
SSGA International Stock Selection Fund	Waiver of up to the full amount of the Advisory fee to the extent that expenses exceed 0.75%	$773,743	$702,919	$748,250

The SSGA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in money market funds, including money market funds advised by the Adviser (a “Central Fund”). Shares of a Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.

The Adviser has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following Funds, the waiver amounted to the amounts listed below for the fiscal years ended August 31:

Fund	2016	2015	2014
SSGA High Yield Bond Fund	$11,045	$5,985	$8,448
SSGA Dynamic Small Cap Fund	$1,145	$509	$791
SSGA Enhanced Small Cap Fund	$2,174	$1,737	$990
State Street Disciplined Emerging Markets Equity Fund	$3,039	$4,255	$4,577
SSGA International Stock Selection Fund	$7,856	$4,415	$1,819

Other Accounts Managed. The Adviser manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

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Other Accounts Managed as of August 31, 2016

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles		Assets Under Management (in billions)		Other Types of Accounts		Assets Under Management (in billions)		Asset Total (in billions)
SSGA High Yield Bond Fund
Christopher Ingle	0	$0	1		$0.04		1		$0.79		$0.83
Charles Moon	0	$0	1		$0.04		1		$0.79		$0.83

SSGA Dynamic Small Cap Fund
Anna Mitelman Lester	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
John O’Connell	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
* Includes 8 accounts with performance based fees and assets of $3.52 billion. ** Includes 8 accounts with performance based fees and assets of $5.10 billion.

SSGA Enhanced Small Cap Fund
John O’Connell	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
Simon Roe	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
* Includes 8 accounts with performance based fees and assets of $3.52 billion. ** Includes 8 accounts with performance based fees and assets of $5.10 billion.

State Street Disciplined Emerging Markets Equity Fund
Chris Laine	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
Chee Ooi	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
* Includes 8 accounts with performance based fees and assets of $3.52 billion. ** Includes 8 accounts with performance based fees and assets of $5.10 billion.

SSGA International Stock Selection Fund
Stuart Hall	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
Adel Daghmouri	3	$0.01	49	*	$9.37	*	33	**	$13.07	**	$22.45
* Includes 8 accounts with performance based fees and assets of $3.52 billion. ** Includes 8 accounts with performance based fees and assets of $5.10 billion.

SSGA S&P 500 Index Fund
Karl Schneider	151	$196.65	383		$515.11		332		$229.56		$941.31
Michael Feehily	151	$196.65	383		$515.11		332		$229.56		$941.31
Amy Scofield	151	$196.65	383		$515.11		332		$229.56		$941.31

Ownership of Securities. As of August 31, 2016, except as noted below, the portfolio managers do not beneficially own any shares of any of the Funds.

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Ownership of Securities as of August 31, 2016

Portfolio Manager	Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Christopher Ingle	SSGA High Yield Bond Fund	$0 - $10,000
Anna Mitelman Lester	SSGA Dynamic Small Cap Fund	$0 - $10,000
Simon Roe	SSGA Enhanced Small Cap Fund	$10,001 - $50,000

As indicated in the tables above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Compensation is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual performance. Each year SSGA’s Global Human Resources department participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability and performance against risk-related goals, each staff member is motivated to contribute both as an individual and as a team member.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which typically vests over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

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SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

For SSGA’s investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment professionals to investment performance over a multi-year period.

•	Incentive pool funding for active investment professionals is driven by investment performance versus target return levels on a one-, three- and, in some cases, five-year basis.

For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the investment performance of fund(s) managed by the team. This is intended to ensure that our investment team’s compensation is client-aligned both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For passive equity investment professionals, incentive pool funding is influenced by 1 and 3-year tracking error.

ADMINISTRATOR

SSGA FM serves as the SSGA Funds’ administrator, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA FM Administration Agreement”). Pursuant to the SSGA FM Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and the Funds and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA FM Administration Agreement, manage all of the business and affairs of the Trust. The nature and amount of services provided by SSGA FM under the SSGA FM Administration Agreement may vary as between classes of shares of a Fund, and a Fund may pay fees to SSGA FM under that Agreement at different rates in respect of its different share classes.

As consideration for SSGA FM’s services as administrator with respect to the SSGA Funds, SSGA FM receives a fee at the annual rate of 0.05% of the average daily net assets attributable to each class of shares of the Fund. The fees are accrued daily at the rate of 1/365th and payable monthly on the first business day of each month.

Prior to June 1, 2015, State Street served as the SSGA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2013 (the “SSB Administration Agreement”).

For these services, State Street was paid an annual fee in accordance with the following:

•	Administration. A fee payable monthly on a pro rata basis, based on the following percentages of the Funds’ monthly average net assets: First $10 billion—1.75 basis points (“bp”); Next $10 billion—1.25 bp; Next $10 billion—0.75 bp; over $30 billion—0.50 bp.

In addition, under the SSB Administration Agreement, State Street received fees related to fund share registration services and preparing regulatory filings, along with out-of-pocket expenses.

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Administration Expenses. The following table shows the expenses each Fund accrued to SSGA FM as the administrator during the fiscal period or year indicated:

Fund	Fiscal year ended August 31, 2016	June 1, 2015 to August 31, 2015
SSGA High Yield Bond Fund	$37,126	$11,120
SSGA Dynamic Small Cap Fund	$14,239	$3,186
SSGA Enhanced Small Cap Fund	$16,667	$5,010
State Street Disciplined Emerging Markets Equity Fund	$70,186	$30,950
SSGA International Stock Selection Fund	$154,063	$45,589
SSGA S&P 500 Index Fund	$774,127	$205,483

The following table shows the expenses each Fund accrued to State Street as the administrator during the fiscal period or year indicated:

Fund	September 1, 2014 to May 31, 2015	Fiscal Year ended 2014
SSGA High Yield Bond Fund	$17,959	$26,028
SSGA Dynamic Small Cap Fund	$10,616	$9,767
SSGA Enhanced Small Cap Fund	$11,956	$18,058
State Street Disciplined Emerging Markets Equity Fund	$61,561	$119,454
SSGA International Stock Selection Fund	$55,637	$39,436
SSGA S&P 500 Index Fund	$165,719	$172,823

SUB-ADMINISTRATOR

State Street serves as the sub-administrator for the SSGA Funds, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide administrative services to the Trust. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Adviser. State Street’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

CUSTODIAN

State Street serves as the SSGA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSGA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•	Fund Accounting. A fee payable monthly, based on average monthly net assets of each Fund: First $30 billion—0.85 bp; over $30 billion—0.50 bp (domestic accounting); 2.00 bps (international accounting);

•	Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end complex assets: First $50 billion—0.25 bp; Next $50 billion—0.20 bp; over $100 billion—0.10 bp. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is One Lincoln Street, Boston, MA 02111-2900.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid for the following annual account services and activities including but limited to: establishment and maintenance of each shareholder’s account; closing an account; acceptance and processing of trade orders; preparation; and transmission of payments for dividends and distributions declared by each Fund; customer service support including receipt of correspondence and responding to shareholder and financial intermediary inquiries; investigation services; tax related support; sales charge and 12b-1 payment processing; and charges related to compliance and regulatory services.

Portfolio fees are allocated to each Fund based on the average NAV of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including but not limited to: Anti-Money Laundering (“AML”) Delegations, omnibus transparency (market timing) services; confirmation statements and periodic investor statements, fulfillment, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953.

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The transfer agency fees paid to BFDS for the last three fiscal years are set forth in the table below.

Fund	Fiscal year ended August 31, 2016	Fiscal year ended August 31, 2015	Fiscal year ended August 31, 2014
SSGA High Yield Bond Fund	$141,101	$98,104	$57,701
SSGA Dynamic Small Cap Fund	$145,657	$93,474	$42,745
SSGA Enhanced Small Cap Fund	$134,019	$85,320	$36,005
State Street Disciplined Emerging Markets Equity Fund	$222,985	$258,017	$489,400
SSGA International Stock Selection Fund	$217,401	$183,622	$284,936
SSGA S&P 500 Index Fund	$283,405	$265,102	$266,034

DISTRIBUTOR

State Street Global Markets, LLC (the “SSGM” or the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated May 1, 2014 (the “Distribution Agreement”), as amended. The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. SSGM offers the shares of each Fund on an agency or “best efforts” basis under which the SSGA Funds shall only issue such shares as are actually sold. SSGM is a wholly owned subsidiary of State Street Corporation. SSGM’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to SSGM during the fiscal years ended August 31:

Fund – Class N	2016	2015	2014
SSGA High Yield Bond Fund	$120,828	$201,588	$203,561
SSGA Dynamic Small Cap Fund	$59,628	$54,739	$46,659
SSGA Enhanced Small Cap Fund	$49,771	$80,100	$70,020
State Street Disciplined Emerging Markets Equity Fund	$271,312	$693,691	$1,508,955
SSGA International Stock Selection Fund	$645,413	$807,942	$851,243
SSGA S&P 500 Index Fund	$572,854	$585,745	$502,654

Fund – Class A	2016	2015	2014
SSGA High Yield Bond Fund	$25	$23	$4
SSGA Dynamic Small Cap Fund	$129	$25	$4
SSGA Enhanced Small Cap Fund	$250	$359	$37
State Street Disciplined Emerging Markets Equity Fund	$64	$33	$4
SSGA International Stock Selection Fund	$537	$26	$4

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CODES OF ETHICS

The Adviser, Distributor and SSGA Funds have each adopted a code of ethics (the SSGA Funds’ code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ Adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the SSGA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSGA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan for State Street Disciplined Emerging Markets Equity Fund – Class N. The original class of shares of the SSGA Funds is referred to as “Class N.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Class N (the “Historical Class N Plan”) was adopted by the Board of Trustees on January 8, 1992. The Historical Class N Plan was restated on April 9, 2002 to update current operations. The Historical Class N Plan provides for reimbursement for distribution expenses up to the plan limit. The Historical Class N Plan provides that the Fund that offers such class of shares may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Historical Class N Plan does not provide for the Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Class N shares are not permitted by the Historical Class N Plan to exceed 0.25% of the Fund’s average NAV per year. Payments to Financial Intermediaries (as described below) providing shareholder services to Class N are not permitted by the Historical Class N Plan to exceed 0.20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Historical Class N Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Under the Historical Class N Plan, Financial Intermediaries may receive from the SSGA Funds and/or the Distributor, payment that shall not exceed 0.20% per annum of the average daily NAV of the Class N shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Additional Servicing Arrangements. With respect to Class N shares, certain SSGA Funds have entered into, or may have been previously entered into, service agreements with the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems, as well as unaffiliated service providers (collectively, the “Agents”). The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSGA Funds and/or Distributor pay the Agents monthly fees at a rate that shall not exceed 0.175% per annum of the average daily NAV of the Fund’s shares owned by or for customers of these Agents. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

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Distribution Plans (All SSGA Funds except for State Street Disciplined Emerging Markets Equity Fund – Class N). To compensate SSGM for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, SSGM will be entitled to receive any front-end sales load applicable to the sale of shares of the Fund. Each Fund may also make payments from the assets attributable to certain classes of its shares to the SSGM under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Board, including all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and who have no direct or indirect financial interest in the Plan or any related agreements, approved the Plan (the “Qualified Distribution Plan Trustees”). The Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Qualified Distribution Plan Trustees. The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. The Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee
Class N	0.25%
Class A	0.25%
Class I	0.00%
Class K	0.00%

Additionally, the Board of Trustees has determined that payments made by the S&P 500 Index Fund will not exceed 0.062% of average daily net assets.

The Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Some portion of SSGM’s payments to financial intermediaries will be made out of amounts received by SSGM under the Funds’ Distribution Plans. In addition, the Funds may reimburse SSGM for payments SSGM makes to financial intermediaries that provide recordkeeping, shareholder servicing, sub-transfer agency, administrative and/or account maintenance services (collectively, servicing). The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The compensation paid by SSGM to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by SSGM to different financial intermediaries varies. In the case of most financial intermediaries, compensation for servicing in excess of any amount covered by payments under a Distribution Plan is generally paid at an annual rate of 0.10% – 0.20% of the aggregate average daily net asset value of Fund shares held by that financial intermediary’s customers, although in some cases the compensation may be paid at higher annual rates (which may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary).

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SSGM and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts by financial intermediaries. Such compensation may include, but is not limited to, ongoing payments, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Financial intermediaries may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority, Inc. (“FINRA”). The level of payments made to a financial intermediary in any given year will vary and, in the case of most financial intermediaries, will not exceed 0.20% of the value of assets attributable to the financial intermediary invested in shares of funds in the SSGA FM fund complex. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGM and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase. For the fiscal year ended August 31, 2016, the Funds have been informed by SSGM that the following expenditures were made using the amounts each Fund paid under its Distribution Plan:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSGA High Yield Bond Fund	$702	$1,444	$114,127	$44,293	$10,375
SSGA Dynamic Small Cap Fund	$266	$550	$60,742	$8,946	$3,967
SSGA Enhanced Small Cap Fund	$318	$647	$50,210	$6,309	$4,656
State Street Disciplined Emerging Markets Equity Fund	$1,359	$2,685	$267,493	$60,162	$19,093
SSGA International Stock Selection Fund	$2,969	$5,988	$575,907	$267,909	$42,908
SSGA S&P 500 Index Fund	$14,872	$30,046	$718,690	$327,243	$215,462

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

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Set forth below is a list of those financial intermediaries to which SSGM (and its affiliates) expects as of November 30, 2016, to pay compensation in the manner described in this “Payments to Financial Intermediaries” section.

•	ADP Broker- Dealer Inc.

•	American Portfolios Financial Services, Inc.

•	American United Life Insurance Company

•	Apex Clearing Corp.

•	Ariel Distributor, Inc.

•	AXA Advisors, LLC

•	Chicago Mercantile Exchange Inc.

•	Calvert Shareholder Services, Inc.

•	Charles Schwab & Co., Inc.

•	ETrade Securities

•	EFC Financial Services, LLC

•	Edward Jones

•	Fidelity Brokerage Services, LLC

•	Fidelity Investments Institutional Operations Co.

•	First Clearing, LLC

•	GWFS Equities Inc.

•	Hartford Life Insurance Company

•	Hewitt Services LLC

•	Interactive Brokers LLC

•	John Hancock Trust Co.

•	JP Morgan Chase Bank, N.A.

•	LaSalle Street Securities

•	Lincoln Financial Advisors

•	Marshall & Ilsley Trust Company, N.A.

•	Merrill Lynch, Pierce, Fenner & Smith Inc.

•	Metlife Securities Inc.

•	Mid Atlantic Capital Corp.

•	Morgan Stanley Smith Barney LLC

•	MSCS Financial Services LLC

•	National Financial Services, LLC

•	Nationwide Financial Services, Inc.

•	NFP Securities, Inc.

•	Peoples Securities, Inc.

•	Pershing LLC

•	Putnam Investor Services, Inc.

•	RBC Capital Markets Corp.

•	Reliance Trust Company

•	Royal Alliance Associate, Inc.

•	RWB Securities Inc.

•	Scottrade, Inc.

•	SEI Private Trust Company

•	Slavic Investment Corporation

•	Southwest Securities, Inc.

•	State Street Bank and Trust Company- Wealth Manager Services

•	State Street Global Markets, LLC

•	Stifel, Nicolaus & Company, Inc.

•	Sungard Institutional Brokerage Inc.

•	TD Ameritrade, Inc.

•	The Bank Of New York Mellon

•	The O.N. Equity Sales Company

•	Trust Company of America

•	UBS Financial Services, Inc.

•	US Bank N.A.

•	VALIC Retirement Services Co.

•	Voya Financial Advisors, LLC

•	Voya Life Insurance and Annuity Company

•	Voya Institutional Plan Services, LLC

•	Wells Fargo Bank, N.A.

•	William Blair & Co, LLC

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund- Class N	2016	2015	2014
SSGA High Yield Bond Fund	$13,246	$21,292	$21,650
SSGA Dynamic Small Cap Fund	$5,898	$5,897	$4,131
SSGA Enhanced Small Cap Fund	$6,288	$8,900	$3,320
State Street Disciplined Emerging Markets Equity Fund	$32,424	$76,493	$276,650
SSGA International Stock Selection Fund	$66,044	$88,107	$73,769
SSGA S&P 500 Index Fund	$371,581	$391,530	$268,068

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Fund- Class A	2016	2015	2014
SSGA High Yield Bond Fund	$0	$18	$3
SSGA Dynamic Small Cap Fund	$0	$21	$3
SSGA Enhanced Small Cap Fund	$0	$287	$29
State Street Disciplined Emerging Markets Equity Fund	$0	$26	$3
SSGA International Stock Selection Fund	$0	$20	$3

Fund- Class I	2016	2015	2014
SSGA High Yield Bond Fund	$0	$777	$3
SSGA Dynamic Small Cap Fund	$0	$894	$3
SSGA Enhanced Small Cap Fund	$0	$189	$29
State Street Disciplined Emerging Markets Equity Fund	$0	$1,927	$3
SSGA International Stock Selection Fund	$0	$528	$3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP is responsible for performing the audit of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

TAX SERVICES

Ernst & Young LLP is responsible for the review of the Funds’ federal tax returns. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston St., Boston MA 02199, provides legal services to the SSGA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSGA Funds by the Adviser to a Fund. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The State Street Disciplined Emerging Markets Equity Fund and the SSGA International Stock Selection Fund may be permitted to purchase equity securities directly in the securities markets located in emerging or developing countries or in the OTC markets (see “Investment Strategies”). ADRs and GDRs may be listed on stock exchanges, or traded in the over the counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.

The Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Adviser seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Adviser), the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser does not currently use the SSGA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser may aggregate trades with clients of State Street Global Advisors, a division of State Street Corporation, whose commission dollars are used to generate soft dollar credits for SSGA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, SSGA and SSGA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

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Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Funds paid during the fiscal years ended August 31:

Fund	2016	2015	2014
SSGA Dynamic Small Cap Fund	$25,462	$11,578	$48,645
SSGA Enhanced Small Cap Fund	$23,397	$30,976	$27,053
State Street Disciplined Emerging Markets Equity Fund	$346,462	$887,149	$2,577,263
SSGA International Stock Selection Fund	$224,475	$178,616	$269,881

The increase in brokerage commissions paid by the SSGA Dynamic Small Cap Fund for the fiscal year ended August 31, 2016 as compared to the previous year was generally due to an increase in trading activity caused by an increase in assets during the year.

The decrease in brokerage commissions paid by the State Street Disciplined Emerging Markets Equity Fund for the fiscal year ended August 31, 2016 as compared to previous years was generally due to a decrease in trading activity caused by a decrease in assets during the year.

Brokers. During the fiscal year ended August 31, 2016, the Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2016:

SSGA High Yield Bond Fund

Broker	Principal ($000)
Deutsche Bank Securities, Inc.	$189

SSGA International Stock Selection Fund*

Broker	Principal ($000)	Commissions ($000)
Lloyds Bank PLC	$1,442	$0
Mitsubishi UFJ Securities (USA) Inc.	$4,237	$0

*	This Fund normally does not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its NAV. The price per share for each class of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.

Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the NAV of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine NAV, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate NAV may not be reflected in the calculation of NAV unless it is determined that a particular event would materially affect the NAV. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

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The NAV per share of a Fund’s share class is determined by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. Determination of a Fund’s NAV per share is made in accordance with generally accepted accounting principles and applicable rules of the SEC.

Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Adviser’s internal valuation committee (with authority delegated by the Board of Trustees) believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally OTC and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded OTC are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the NAV of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSGA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90 day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

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If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis methodology is in your best interest.

U.S. Federal Income Tax Considerations Applicable to the Funds other than the S&P 500 Index Fund

The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

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If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains (each as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such

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carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year , and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by a Fund whether received in cash or reinvested in additional shares of the Fund.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions with respect to a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121 day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

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In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.

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Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage Pooling Vehicles. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains and losses realized on debt instruments will likewise be treated as ordinary income or loss to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts (or similar instruments), to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders, require a larger dividend toward the end of the calendar year, or increase distributions taxed to shareholders as ordinary income. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

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Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

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Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments. A Fund’s investments in commodities and commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC.

If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. If a Fund receives dividends from underlying RICs (“underlying funds”) and the underlying fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Foreign Taxation

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding or other foreign taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund’s taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.

A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so. If a Fund does not qualify for or does not make such election, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund, if any.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rate is 28%.

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Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.

Redemptions and Exchanges

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See a Fund’s Prospectus for more information.

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Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation). A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

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Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Each Fund generally does not expect that it will be a QIE.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

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Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

U.S. Federal Income Tax Considerations Applicable to the S&P 500 Index Fund

The following discussion of U.S. federal income tax consequences of and investment in the S&P 500 Index Fund (for purposes of this section, the “Fund”) is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.

Where, as here, the Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the S&P 500 Portfolio (for purposes of this section, the “Portfolio”), which is treated as a partnership for U.S. federal income tax purposes, the nature and character of the Fund’s income and gains will generally be determined at the Portfolio level and the Fund will be allocated its share of Portfolio income and gains. Consequently, references in this section to income, gains and losses of the Fund generally will be to income, gains and losses recognized and deductions accruing at the Portfolio level and allocated to or otherwise taken into account by the Fund, and references to investments held by the Fund include investments held by the Portfolio.

Qualification as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.

However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

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For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains (each as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by the Fund will be subject to tax at the Fund level at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss, or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss, if any, attributable to the portion , if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise

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tax, although there can be no assurance that it will be able to do so. Distributions declared by the Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. The Fund may carry incurred net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolio has owned (or is deemed to have owned) the investments that generated them, rather than how long the Fund has held its interest in the Portfolio, or a shareholder has owned his or her Fund shares. In general, the Fund will recognize its allocable share of long-term capital gain or loss on the disposition of assets the Portfolio has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments the Portfolio has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, exchange, or other taxable disposition of the Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Shareholders of the Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions with respect to the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s allocable share of the Portfolio’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains (including unrealized taxable (but noneconomic) gains from the Portfolio’s investment in MLPs and related entities treated as partnerships for U.S. federal income tax purposes resulting from non-cash deductions such as depreciation or depletion), or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

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In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Portfolio must meet holding period and other requirements with respect to the dividend-paying stocks held by the Portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121 day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends allocated to the Fund by the Portfolio during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends from domestic corporations received by the Portfolio and allocated to the Fund for the taxable year. A dividend so allocated to the Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (a) income received by the Portfolio in lieu of dividends with respect to Portfolio securities on loan pursuant to a securities lending transaction or (b) dividend income received by the Portfolio on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Portfolio in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security

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having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Portfolio may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Portfolio elects.

If the Fund holds the foregoing kinds of obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by redemption of a portion of its investment in the Portfolio, which may require the Portfolio to dispose of its investments at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Portfolio makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Portfolio reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Portfolio is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on a debt obligation; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage Pooling Vehicles. The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, if the Fund holds such interests, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

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Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain  “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund, or, in the case of investments held indirectly through the Portfolio, the Portfolio, may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ’s income and net capital gains allocated to it by the Portfolio annually, regardless of whether the Portfolio receives any distribution from the PFIC. Where such holdings constitute “marketable stock,” the Portfolio may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to redeem a portion of its interest in the Portfolio in order to satisfy the distribution requirements for treatment as a RIC and to eliminate a Fund-level tax, which may in turn require the Portfolio to sell investments, including when not otherwise advantageous to do so. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

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The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments. The Fund’s investments in commodities and commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. If the Portfolio allocates to the Fund dividends from underlying RICs (“underlying funds”) and the underlying fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Foreign Taxation

Income, proceeds and gains received by the Portfolio and allocated to the Fund from sources within foreign countries may be subject to withholding and other foreign taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of the Fund’s taxable year, more than 50% of the assets of the Fund, including indirectly through its investment in the Portfolio, consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes allocated to paid by the Fund, including such taxes paid by the Portfolio and allocated to the Fund, to foreign countries in respect of foreign securities that the Fund or Portfolio, as applicable, has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by or allocated to the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by or allocated to the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a

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credit (but not a deduction) for such foreign taxes. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund does not qualify for or does not make such election, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund, if any.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Redemptions and Exchanges

Redemptions and exchanges of the Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of shares of the Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

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Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Non-U.S. shareholders in the Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code ( “foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends, do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

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Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. The Fund generally does not expect that it will be a QIE.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a

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rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

For each Fund. As of August 31, 2016, the Funds listed below had capital loss carryovers in the following amounts:

Fund	Carryover Amount
SSGA High Yield Bond Fund	$6,610,804
SSGA Dynamic Small Cap Fund	$14,531,780
State Street Disciplined Emerging Markets Equity Fund	$5,149,356
SSGA International Stock Selection Fund	$569,309,488

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSGA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

DECLARATION OF TRUST

The Master Trust Agreement provides that SSGA Funds may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of SSGA Funds that, except upon such conditions as may from time to time be set forth in the then current prospectus of SSGA Funds or to facilitate SSGA Funds’ or a Fund’s compliance with applicable law or regulation, SSGA Funds would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or SSGA Funds.

SSGA Funds’ organizational documents provide that a Trustee who is not an “interested person” (as defined in the 1940 Act) of SSGA Funds will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of SSGA Funds that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.

SSGA Funds will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

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A Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSGA Funds and have no preemptive rights.

The SSGA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSGA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSGA Funds have Class N (formerly, Institutional Class) (the original class of shares); and Class A, Class I and Class K (SSGA High Yield Bond Fund, SSGA Dynamic Small Cap Fund, SSGA Enhanced Small Cap Fund, State Street Disciplined Emerging Markets Equity Fund and SSGA International Stock Selection Fund only).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSGA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another Adviser with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSGA Funds have adopted proxy voting policies pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as part of the Adviser’s general management of the Funds, subject the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the Adviser’s proxy voting policy is located in Appendix C. You may obtain information regarding how the SSGA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSGA Funds is a series of a “Massachusetts business trust.” A copy of the SSGA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSGA Funds are designed to make the SSGA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSGA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSGA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory

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liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSGA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSGA Funds. The Trustees intend to conduct the operations of the SSGA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSGA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSGA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSGA Funds for any satisfaction of claims arising in connection with the affairs of the SSGA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSGA Funds.

The SSGA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2016, appearing in the Funds’ 2016 Annual Reports to Shareholders, and the reports of Ernst & Young LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this SAI. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Annual Reports, which may be obtained without charge by calling 1-800-997-7327 or through the Funds’ website at www.ssgafunds.com.

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APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) — LONG TERM DEBT RATINGS. The following is a description of Moody’s debt instrument ratings.

Aaa — Bonds that are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Bonds that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Bonds that are rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Baa rated bonds are considered medium-grade obligations, and as such may possess certain speculative characteristics and are subject to moderate credit risk.

Ba — Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B and Lower — Bonds which are rated B are considered speculative and are subject to high credit risk. Bonds which are rated

Caa are of poor standing and are subject to very high credit risk. Bonds which are rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

P-1 — Moody’s short-term

ratings are opinions of the ability of issuers (or supporting institutions) to honor short-term financial obligations. Such obligations generally have an original maturity not exceeding thirteen months. The designation “Prime-1” or “P-1” indicates a superior ability to repay short-term debt obligations.

P-2 — Issuers

(or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) have an acceptable ability to repay short-term debt obligations.

STANDARD & POOR’S RATING GROUP (“S&P”). S&P’s ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB — Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower — Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1- Standard & Poor’s short-term issue credit ratings are current assessments of the likelihood of timely payments of debt having original maturity of no more than 365 days. The A-1 designation indicates that the capacity for payment is extremely strong.

A-1

A-2- The capacity for timely payment on issues with this designation is strong. However, a short-term debt with this rating is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rating categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH RATINGS. (“FITCH”).

Fitch Ratings cover a global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue.

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative — ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Fitch Rating’s appends the modifiers “+” or “-” to denote relative status within the major rating categories.

A short-term rating has a time horizon of up to 13 months for most obligations, or up to 36 months for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. A Good intrinsic capacity for timely payment of financial commitments.

F3. Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B. Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High short-term default risk. Default is a real possibility.

D. Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

E. Restricted Default. Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

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APPENDIX B - TRUST’S PROXY VOTING PROCEDURES

APPENDIX B

SSGA FUNDS

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

PROXY VOTING POLICY AND PROCEDURES

As of May 20, 2016

The Boards of Trustees of the SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust (each a “Trust”, and each series thereof, a “Fund”)1 have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust’s investment portfolios.

1.	Proxy Voting Policy

The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to SSGA Funds Management, Inc., the Trust’s investment adviser (the “Adviser”), subject to the Trustees’ continuing oversight.

2.	Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

3.	Proxy Voting Procedures

A. At least annually, the Adviser shall present to the Boards of Trustees its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub-adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees after such amendment is implemented.

B. At least annually, the Adviser shall present to the Boards of Trustees its policy for managing conflicts of interests that may arise through the Adviser’s proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees at the next regular meeting of the Board of Trustees after such override(s) occur.

C. At least annually, the Adviser shall inform the Trustees that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust during the year. Also see Section 5 below.

4.	Revocation of Authority to Vote

The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trust may be revoked by the Trustees, in whole or in part, at any time.

[1]	Unless otherwise noted, the singular term “Trust” used throughout this document means each of SSGA Funds, State Street Master Funds and State Street Institutional Investment Trust.

5.	Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust to the Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

B-1

6.	Retention and Oversight of Proxy Advisory Firms

A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees regarding the results of this review.

B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm’s capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm’s conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.

7.	Periodic Sampling

The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees regarding the frequency and results of the sampling performed.

8.	Disclosures

A.	The Trust shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust shall include in its annual and semi-annual reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

9.	Sub-Advisers

For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as Sub-adviser, in accordance with the Sub-adviser’s proxy voting policies and procedures.

10.	Review of Policy

The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.

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APPENDIX C – ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

March 2016

FM Global Proxy Voting and Engagement Principles

SSGA Funds Management, Inc. (“SSGA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA FM has discretionary proxy voting authority over most of its client accounts, and SSGA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA FM Global Proxy Voting and Engagement Principles.

FM Global Proxy Voting and Engagement Principles

SSGA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM’s Approach to Proxy Voting and Issuer Engagement

At SSGA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSGA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA FM engages with issuers, regulators, or both, depending on the market. SSGA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA FM defines engagement methods:

Active

SSGA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA Funds Management, Inc.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. SSGA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA FM has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA FM as requiring active engagement, such as shareholder conference calls.

Proxy Voting Procedure

Oversight

The SSGA Corporate Governance Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“SSGA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee. The SSGA Investment Committee reviews and approves amendments to the Guidelines. The SSGA PRC reports to the SSGA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA FM’s proxy voting process, SSGA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA FM utilizes ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSGA PRC, the Corporate Governance Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA FM or its affiliates (as explained in greater detail in our “Conflict of Interest” Policy).

SSGA FM votes in all markets where it is feasible; however, SSGA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. SSGA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See SSGA’s standalone Conflicts of Interest Policy.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA FM performs as a shareholder. SSGA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA FM’s engagement process, SSGA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA FM considers many factors. SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA FM believes audit committees should have independent directors as members, and SSGA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

SSGA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; SSGA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA

FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA FM does not seek involvement in the day-to-day operations of an organization, SSGA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of SSGA FM’s fixed income stewardship program are:

Proxy Voting:

While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•	Approving amendments to debt covenants and/or terms of issuance;

•	Authorizing procedural matters such as filing of required documents/other formalities;

•	Approving debt restructuring plans;

•	Abstaining from challenging the bankruptcy trustees;

•	Authorizing repurchase of issued debt security;

•	Approving the placement of unissued debt securities under the control of directors; and,

•	Approve spin-off/absorption proposals.

Given the nature of the items that come up for vote at bondholder meetings, SSGA FM takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA FM will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

SSGA FM recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA FM can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds where SSGA FM acts as trustee, SSGA FM may recall securities in instances where SSGA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA FM, exercising its discretion, may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

March 2016

Managing Conflicts of Interest Arising From SSGA’S Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified by our parent company. In addition, SSGA maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This policy is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting activities.

Managing Conflicts of Interest Arising From SSGA’S Proxy Voting and Engagement Activity

Managing Conflicts of Interest Related to Proxy Voting

SSGA has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”) SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of SSGA’s Corporate Governance Team. Members of the corporate governance team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the corporate governance team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of SSGA’s investment strategy;

•	Prohibiting members of SSGA’s corporate governance team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the SSGA’s Corporate Governance Team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Corporate Governance Team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•	In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s in-house policies; and

•	Reporting of voting policy overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA’s Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSGA PRC. The SSGA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSGA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

March 2016

FM Proxy Voting and Engagement Guidelines

United States

SSGA Funds Management, Inc.’s (“SSGA FM”)US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

Director Elections

SSGA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;

•	Director nominees who sit on more than six public company boards;

•	Directors of companies that have not been responsive to a shareholder proposal which received a majority shareholder support at the last annual or special meeting; consideration maybe given if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact SSGA FM’s shareholder rights (such as fee-shifting, forum selection and exclusion service bylaws) without putting such amendments to a shareholder vote;

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSGA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

Majority Voting

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to by-laws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

In general, SSGA FM believes that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis. SSGA FM will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

SSGA FM will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA FM generally supports annual elections for the board of directors.

Confidential Voting

SSGA FM will support confidential voting.

Board Size

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or by-laws to add or delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

Written Consent

SSGA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSGA FM believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSGA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

Compensation Related Items

SSGA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSGA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting-out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of, or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to by-laws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as a voting item;

•	Proposals giving the board exclusive authority to amend the by-laws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

March 2016

FM Proxy Voting and Engagement Guidelines

Australia

SSGA Funds Management, Inc.’s (“SSGA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflict of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in Australia, SSGA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. SSGA FM expects boards of ASX-300 listed companies to be comprised of at least a majority of independent directors. At all other listed companies, SSGA FM expects boards to be comprised of at least one-third independent directors.

SSGA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board director-ships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the Australian market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA FM believes that executive pay should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSGA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares without pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes anti-takeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

There is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

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For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

March 2016

FM Proxy Voting and Engagement Guidelines

Europe

SSGA Funds Management, Inc.’s, (“SSGA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles and SSGA’s Conflicts of Interest Policy which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSGA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSGA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSGA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSGA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favor of the annual election of directors, we recognize that director terms vary considerably in different European markets. SSGA FM may vote against article/by-law changes that seek to extend director terms. In addition, in certain markets, SSGA FM may vote against directors if their director terms extend beyond four years.

SSGA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA FM may vote against the entire slate.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

In some European markets, differential voting rights continue to exist. SSGA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA FM opposes unlimited share issuance authorizations as they may be used as anti-takeover devices, and they have the potential for substantial voting and earnings dilution. SSGA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA FM opposes anti-takeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

March 2016

FM Proxy Voting and Engagement Guidelines

Emerging Markets

SSGA Funds Management, Inc.’s (“SSGA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

At SSGA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSGA FM’s Proxy Voting and Engagement Philosophy in Emerging Markets

SSGA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA FM’s proxy voting and engagement philosophy in emerging markets.

SSGA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA FM performs in emerging market companies.

SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. SSGA FM expects companies to meet minimum overall board independence standards as defined in a corporate governance code or market practice. Therefore, in several countries, SSGA FM will vote against select non-independent directors if overall board independence levels do not meet market standards.

SSGA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other employees; and

•	Attendance levels.

In some countries, market practice calls for the establishment of a board level audit committee. In such cases, SSGA FM believes companies should have an audit committee that is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well as their effectiveness and resource levels. Based on our desire to enhance the quality of financial and accounting oversight provided by independent directors, SSGA FM expects that listed companies have an audit committee that is constituted of a majority of independent directors.

Audit Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. SSGA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

Shareholder Rights and Capital Related Issues

SSGA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transactions

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSGA FM expects companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

SSGA FM considers it to be the board’s responsibility to set appropriate levels of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change. In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigations, charges of fraud or other indication of significant concerns.

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D, regulated by the Monetary Authority of Singapore) • Telephone: +65 6826-7555 • Facsimile: +65 6826-7501 • Web: www.SSGA.com. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’ express written consent.

March 2016

FM Proxy Voting and Engagement Guidelines

Japan

SSGA Funds Management, Inc.’s, (“SSGA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with board level audit committee. SSGA FM will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSGA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong-doing and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSGA FM believes that non-controlled Japanese companies should appoint at least two outside directors, otherwise, SSGA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSGA FM will oppose the top executive, if the board does not have at least two independent directors.

For companies with a committee structure or a hybrid board structure, SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as the independence of the nominee. SSGA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSGA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSGA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

Audit Related Items

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSGA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization and Mergers

SSGA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSGA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSGA FM generally supports dividend payouts that constitute 30 percent or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japanese Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSGA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSGA FM will recommend a vote in favor.

SSGA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA FM will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. SSGA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA FM cannot calculate the dilution level and, therefore, SSGA FM may oppose such plans for poor disclosure. SSGA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

March 2016

FM Proxy Voting and Engagement Guidelines

United Kingdom

SSGA Funds Management, Inc.’s (“SSGA FM”), UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, with gross negligence or reckless disregard of the duties involved in.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentive Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term. SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

ssga.com

For Public Use

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71’650’000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

PART C: OTHER INFORMATION

Item 28. Exhibits

		NAME OF EXHIBIT	INCORPORATED BY REFERENCE OR EXHIBIT NUMBER
a.	Second Amended and Restated Master Trust Agreement dated May 15, 2012		Post-Effective Amendment #110 (08/02/12)
	1.	Amendment No. 1	Post-Effective Amendment #114 (12/14/12)
	2.	Amendment No. 2	Post-Effective Amendment #149 (12/17/15)
	3.	Amendment No. 3	Filed herewith as Exhibit 28(a)(3)

b.	Amended and Restated Bylaws		Filed herewith as Exhibit 28(b)

c.	Instruments Defining Rights of Security Holders
	1.	Voting Rights Policy.	Post-Effective Amendment #86 (12/20/04)

d.	Investment Advisory Contracts
	1.	Amended and Restated Investment Advisory Agreement between SSGA Funds Management, Inc., and the SSGA Funds dated April 11, 2012, as amended through May 15, 2012.	Post-Effective Amendment #110 (08/02/12)
	2.	Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2016.	Post-Effective Amendment #149 (12/17/15)
	3.	Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2017.	Filed herewith as Exhibit 28(d)(3)

e.	Underwriting Contracts
	1.	Shareholder Servicing Agreement by and between SSGA Funds and State Street Bank and Trust Company.	Post-Effective Amendment #42 (12/24/97)
	2.	Shareholder Servicing Agreement by and between SSGA Funds and State Street Capital Markets LLC.	Post-Effective Amendment #39 (12/27/96)
	3.	Shareholder Servicing Agreement by and between SSGA Funds and State Street Bank and Trust Company, Fiduciary Investor Services.	Post-Effective Amendment #39 (12/27/96)
	4.	Shareholder Servicing Agreement by and between SSGA Funds and State Street Bank and Trust Company.	Post-Effective Amendment #42 (12/24/97)
	5.	Shareholder Servicing Agreement by and between SSGA Funds and Citistreet LLC.	Post-Effective Amendment #63 (10/1/01)
	6.	Shareholder Servicing Agreement by and between SSGA Funds and State Street Bank and Trust Company, High Net Worth Services Division.	Post-Effective Amendment #63 (10/1/01)
	8.	Form of Shareholder Servicing and Distribution addenda relating to Select Class.	Post-Effective Amendment #93 (11/29/05)
	9.	Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSGA Funds dated May 1, 2014.	Post-Effective Amendment #140 (06/24/14)
	10.	Notice to the Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSGA Funds dated May 1, 2014.	Post-Effective Amendment #146 (12/18/14)

f.	Bonus or Profit Sharing Contracts		None

g.	Custodian Agreements
	1.	Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSGA Funds dated April 11, 2012.	Post-Effective Amendment #110 (08/02/12)
	2.	Fee Schedule dated January 1, 2008	Post-Effective Amendment #99 (12/18/08)

h.	Other Material Contracts

	1.	Master Securities Lending Authorization Agreement with State Street Bank and Trust Company.	To Be Filed by Subsequent Amendment
	2.	Master-Feeder Participation Agreement – S&P 500 Index Fund.	Post-Effective Amendment #66 (12/28/01)
	3.	Money Market Services Agreement	Post-Effective Amendment #105 (12/14/11)
	4.	Plan of Liquidation and Termination relating to the SSGA Directional Core Equity Fund, SSGA Disciplined Equity Fund, SSGA Life Solutions Balanced Fund, SSGA Life Solutions Growth Fund and SSGA Life Solutions Income and Growth Fund.	Post-Effective Amendment #110 (08/02/12)
	5.	Reimbursement Agreement.	Post-Effective Amendment #114 (12/14/12)
	6.	Plan of Liquidation and Termination relating to the SSGA Bond Market Fund and SSGA Intermediate Fund.	Post-Effective Amendment #130 (12/18/13)
	7.	Plan of Liquidation and Termination relating to SSGA IAM Shares Fund.	Post-Effective Amendment #148 (10/16/15)
	8.	Plan of Liquidation and Termination relating to SSGA Clarion Real Estate Fund.	Filed herewith as Exhibit 28(h)(8)
	9.	Transfer Agency and Service Agreement dated June 1, 2015 between each of State Street Institutional Investment Trust and SSGA Funds and Boston Financial Data Services, Inc.	Post-Effective Amendment #148 (10/16/15)
	10.	Amendment to Transfer Agency and Service Agreement dated June 1, 2015 between each of State Street Institutional Investment Trust and SSGA Funds and Boston Financial Data Services , Inc.	Filed herewith as Exhibit 28(h)(10)
	11.	Amendment to Schedule A of the Transfer Agency and Services Agreement between State Street Institutional Investment Trust, SSGA Funds and Boston Financial Data Services, Inc.	Filed herewith as Exhibit 28(h)(11)
	12.	Master Sub-Administration Agreement between State Street Bank and Trust Company and SSGA Funds Management, Inc. dated June 1, 2015.	Post-Effective Amendment #149 (12/17/15)
	13.	Administration Agreement between SSGA Funds Management, Inc. and SSGA Funds, dated June 1, 2015.	Post-Effective Amendment #149 (12/17/15)

i.	Legal Opinion
	1.	Money Market, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection, Clarion Real Estate (f/k/a Tuckerman Active REIT) Funds	Post-Effective Amendment #42 (12/24/97)
	2.	High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)
	3.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	4.	Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)
	5.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	6.	Class A, Class C, Class I and Class K shares	Post-Effective Amendment #140 (06/24/14)

j.	Other Opinions: Consent of Independent Registered Public Accountant

	1. Consent of Independent Registered Public Accountant- Ernst &Young LLP.		Filed herewith as Exhibit 28(j)(1)

k.	Omitted Financial Statements		None

l.	Initial Capital Agreements
	1.	Money Market, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection, Clarion Real Estate (f/k/a Tuckerman Active REIT) Funds	Post-Effective Amendment #42 (12/24/97)
	2	High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)
	3.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	5.	Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)
	6.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)

m.	Rule 12b-1 Plan
	1.	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Plan of Distribution Pursuant to Rule 12b-1 dated April 14, 2014, as Amended August 19, 2015	Post-Effective Amendment #149 (12/17/15)

n.	Rule 18f-3 Plan
	1.	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #149 (12/17/15)

o.	Power of Attorney
	1.	Power of Attorney Relating to Registrant, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts	Filed herewith as Exhibit 28(o)(1)
	2.	Power of Attorney Relating to Registrant, State Street Master Funds, State Street Institutional Investment Trust and State Street Navigator Securities Lending Trust	Filed herewith as Exhibit 28(o)(2)

p.	Code of Ethics
	1.	Relating to the Principal Executive and Senior Financial Officers	Post-Effective Amendment #130 (12/18/13)
	2.	Relating to the Principal Underwriter	Post-Effective Amendment #104 (12/15/10)
	3.	Relating to the Registrant, Master Funds and Adviser	Post-Effective Amendment #149 (12/17/15)
	4.	Relating to the Independent Trustees	Filed herewith as Exhibit 28(p)(4)

Item 29. Persons Controlled by or Under Common Control with Registrant

See the Statement of Additional Information regarding the Trust’s control relationships.

Item 30. Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Second Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise hereinafter referred to as “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser.

SSGA Funds Management, Inc. serves as the investment adviser for each series of the Trust.

See Registrant’s prospectus section “Fund Management” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services” for information regarding the business of SSGA Funds Management Inc. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: SPDR Series Trust, SPDR Index Shares Funds, State Street Institutional Investment Trust and State Street Master Funds.

(b) To the best of the Registrant’s knowledge, the directors and executive officers of State Street Global Markets LLC, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION AND OFFICES WITH REGISTRANT
Nicholas J. Bonn	Chief Executive Officer Chief Operations Officer and Chairman	None

Christopher P. Jensen	Senior Vice President, Chief Financial Officer and Director	None

Howard Fairweather	Director	None

Stefan Gavell	Director	None

R. Bryan Woodard	Executive Vice President, Chief Legal Counsel and Director	None

James Ross	Director	Trustee

Peter Williams	Director	None

Mark Trabucco	Vice President and Chief Compliance Officer	None

Melissa McKay	Senior Vice President and Secretary	None

David MacInnis	Vice President and Compliance Officer	None

John Conway	Vice President, FINOP	None

*	The Principal business address for each of the above directors and executive officers is One Lincoln Street, Boston, MA 02111.

(c) Not applicable.

Item 33. Location of Accounts and Records

The Registrant’s Sub-Administrator effective June 1, 2015, State Street Bank and Trust Company, 100 Summer Street, 7th Floor, Boston, Massachusetts 02111, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSGA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111; 1776 Heritage Drive, North Quincy, Massachusetts 02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, SSGA Funds (the “Trust”), certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 152 to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 19th day of December, 2016.

SSGA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities as indicated on the 19th day of December, 2016:

Signature	Signature
/s/ William L. Boyan* William L. Boyan, Trustee	/s/ James E. Ross* James E. Ross, Trustee

/s/ Michael F. Holland* Michael F. Holland, Trustee	/s/ Richard D. Shirk* Richard D. Shirk, Trustee

/s/ Michael A. Jessee* Michael A. Jessee, Trustee	/s/ Rina K. Spence* Rina K. Spence, Trustee

/s/ William L. Marshall * William L. Marshall, Trustee	/s/ Bruce D. Taber* Bruce D. Taber, Trustee

/s/ Patrick J. Riley* Patrick J. Riley, Trustee	/s/ Douglas T. Williams* Douglas T. Williams, Trustee

/s/ Ellen M. Needham Ellen M. Needham, President and Principal Executive Officer	/s/ Bruce S. Rosenberg Bruce S. Rosenberg, Treasurer and Principal Financial Officer

/s/ Jesse Hallee
*By: Jesse Hallee
Attorney-in-Fact
Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit No.	Document

28(a)(3)	Amendment No. 3 to the Second Amended and Restated Master Trust Agreement

28(b)	Amended and Restated Bylaws

28(d)(3)	Advisory Fee Waiver and Reimbursement Letter

28(h)(8)	Plan of Liquidation and Termination relating to SSGA Clarion Real Estate Fund.

28(h)(10)	Amendment to Transfer Agency and Service Agreement

28(h)(11)	Amendment to Schedule A of the Transfer Agency and Services Agreement

28(j)(1)	Consent of Independent Registered Public Accountant - Ernst &Young LLP

28(o)(1)	Power of Attorney

28(o)(2)	Power of Attorney

28(p)(4)	Code of Ethics for the Independent Trustees